                                                                  Exhibit 10.8

                                PLEDGE AGREEMENT

     This Pledge Agreement is made, as of the 16th day of December, 1997, by and among, Robert Carroll, an individual residing at 1613 Watch Hill Drive, Plano, TX 75093 (the "Pledgor"), and Inso Corporation, a Delaware corporation having a place of business at 31 St. James Avenue, Boston, MA 02116 (the "Pledgee").

                                  WITNESSETH:

     WHEREAS, Pledgor has executed and delivered a secured promissory note (the "Note") of even date herewith in the original principal amount of $329,998.75 payable to the Pledgee; and

     WHEREAS, the Pledgor is the owner of the shares of common stock of the Pledgee, as set forth on Exhibit A; and

     WHEREAS, as collateral security for the obligations of the Pledgor under the Note, the Pledgor has agreed to pledge and grant to the Pledgee a first priority security interest in the shares set forth on Exhibit A (the "Pledged Shares"), as more fully set forth herein;

     NOW THEREFORE, the parties hereto agree and acknowledge that the foregoing recitals are true and correct and to the following:

     1. Pledge of Collateral. As collateral security for the performance of the obligations of the Pledgor under the Note (the "Obligations"), the Pledgor hereby pledges and grants to the Pledgee a security interest in and to all of the Pledged Shares held by the Pledgor, as identified in Exhibit A annexed hereto, along with any and all stock rights, powers and other distributions, dividends or proceeds thereof (the "Shares"). In addition, any stock rights, dividends, powers or other distributions or proceeds received by the Pledgor shall be held in trust for and delivered to the Pledgee to be held in accordance with the terms of this Agreement, and shall be included in the Shares described above.

     2. Delivery of the Shares. The Shares have been delivered to the Pledgee on the date hereof, together with undated stock powers executed in
blank.   Upon delivery to the Pledgee by the Pledgor of a notice of
Pledgor's intent to sell all or a portion of the Shares (the "Proposed Shares") and an irrevocable undertaking by the Pledgor and the Pledgor's broker to remit to the Pledgee the net proceeds to be received by the Pledgor from the sale of such shares (or such lessor amount as is then outstanding under the Note), in payment or partial payment of the Note, within three business days of such sale, the Pledgee shall return to the Pledgor the Proposed Shares. Upon payment in full of the Note, the Pledgee shall return to the Pledgor the Shares, undated stock powers as well as such other instruments, documents, stock certificates, money and goods as may come into Pledgee's possession from time to time, whether through delivery by Pledgor or otherwise.



     3. Pledgee's Rights and Duties with Respect to the Collateral. Pledgee's only duty with respect to the Shares shall be to exercise reasonable care to secure the safe custody thereof all other duties being hereby expressly disclaimed. Pledgee shall have the right, but not the obligation, to (a) demand, sue for, receive and collect all money or money damages payable on account of any Shares, (b) protect, preserve or assert any other rights of Pledgor or take any other action with respect to the Shares, and (c) pay any taxes, liens, assessments, insurance premiums or other charges pertaining to Shares. Any expenses incurred by Pledgee under the preceding sentence shall be paid by Pledgor upon demand, become part of the Obligations secured by the Shares and bear interest at the per annum rate equal to the Default Rate set forth in the Note until paid. Pledgee shall be relieved of all responsibility for the Shares upon surrendering them to Pledgor.

     4.   Pledgor's Warranties and Indemnity.

          4.1 Pledgor represents, warrants and covenants (a) that Pledgor is the lawful owner of the Shares, (b) that the Shares are fully paid and nonassessable, (c) that as of the date hereof, the Shares are free and clear of all liens, encumbrances, and security interests, other than the security interest granted by the Pledgor hereunder, and this pledge constitutes a valid and perfected security interest in the Shares enforceable against the Pledgor, (d) that the Shares are not subject to any outstanding rights of redemption or options to purchase or sell, (e) that the Pledgor has the sole right and lawful authority to pledge the Shares and otherwise to comply with the provisions hereof, (f) no litigation is pending or threatened against the Pledgor, which if adversely determined, would have a material adverse effect against the Pledgor or the Pledgee's rights in respect of the Shares, (g) that the Pledgor agrees to defend the Pledgee's title in the Shares and the security interest therein against any and all claims and demands, and (h) this Pledge Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms.

          4.2 If any adverse claim is asserted in respect of the Shares or any portion thereof, except as such may arise from the wanton or reckless acts of the Pledgee, the Pledgor agrees to indemnify the Pledgee and hold the Pledgee harmless from and against any reasonable liabilities or damages, and reasonable attorney's fees incurred by the Pledgee in exercising any right, power or remedy of the Pledgee hereunder. Any such loss, liability or expense so incurred shall be paid by the Pledgor upon demand, become part of the Obligations secured by the Shares and bear interest at the per annum rate equal to the Default Rate (as defined in the Note).

     5. Voting of Collateral. While Pledgor is not in default hereunder, Pledgor may vote the Shares, provided that said voting shall be in conformity with the Pledgor's performance under this Agreement and the Note.

     6. Dividends and Other Distributions. While Pledgor is not in default hereunder, Pledgor may receive all cash dividends, payments of principal and interest, and other distributions payable with respect to Shares, provided, however, that Pledgor shall immediately inform Pledgee of the receipt of any such dividend, payment or other distribution and shall hold the amount thereof in trust for Pledgee unless and until Pledgee shall in writing release Pledgor from such trust. Pledgor shall cause all non-cash dividends and distributions with respect to Shares to be distributed directly to Pledgee, to be held by Pledgee as additional Shares, and if any such distribution is made to Pledgor he shall receive such distribution in trust for Pledgee and shall immediately transfer it to Pledgee.

     7. Pledgor's Default. Pledgor shall be in default hereunder upon the occurrence of any of the following events:

          7.1 Any event of default shall occur under the Note;

          7.2 If any lien, encumbrance or adverse claim of any nature whatsoever is asserted with respect to any Shares;

          7.3 If any representation or warranty of Pledgor hereunder is or shall become false; or

          7.4  If Pledgor fails to fulfill any obligation hereunder.


     8. Pledgee's Rights upon Default. Upon the occurrence of any default as defined in Section 7 hereof, Pledgee may, if Pledgee so elects in its sole discretion, take any one or more of the following:

          8.1 At any time and from time to time sell, assign and deliver all or any part of the Shares, or any interest therein, at any public or private sale, for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as Pledgee in its absolute discretion may determine; provided that (i) at least ten (10) days' notice of the time and place of any such sale shall be given to Pledgor, and (ii) in the case of any private sale, such notice shall also contain the terms of the proposed sale and Pledgee shall sell the Shares proposed to be sold to any purchaser procured by Pledgor who is ready, willing and able to purchase, and who prior to the time of such sale tenders the purchase price of, such Shares on terms more favorable to Pledgee than the terms contained in such notice; provided, further, the Pledgor acknowledges that the Pledgee may be unable to effect a public sale of all or part of the Shares by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than if sold at public sales and that private sales shall be deemed to be made in a commercially reasonable manner notwithstanding that such a private sale may result in a lower sale price.

          8.2 Exercise the right to vote, the right to receive cash dividends and other distributions, and all other rights with respect to the Shares as though Pledgee were the absolute owner thereof, whether or not such rights were retained by Pledgor as against Pledgee before default; and

          8.3 Exercise all other rights available to a secured party under the Uniform Commercial Code and other applicable law.

          8.4 The rights and remedies available pursuant to this Agreement are cumulative, and not exclusive of any other rights or remedies otherwise available to the Pledgee.

     9. Application of Sale Proceeds. In the event of a sale of Shares by the Pledgee in accordance herewith, the proceeds shall first be applied to the payment of the expenses of the sale, including brokers' commissions, counsel fees, any taxes or other charges imposed by law upon the Shares or the transfer thereof and all other charges paid or incurred by Pledgee pertaining to the sale; and, second, to satisfy outstanding Obligations, in the order in which Pledgee elects in its sole discretion; and, third, the surplus (if any) shall be paid to Pledgor.

     10. Notices. All notices made or required to be made hereunder shall be sent by United States first class or certified or registered mail, with postage prepaid, or delivered by hand to Pledgee or to Pledgor at the addresses first above written. Notice by mail shall be deemed to have been made on the date when the notice is deposited in the mail.

     11. Heirs, Successors, Etc. This Agreement and all of its terms and provisions shall benefit and bind the heirs, successors, assigns, transferees, executors and administrators of each of the parties hereto.


     12. Pledgee's Forbearance. Any forbearance, failure or delay by Pledgee in exercising any right, power or remedy hereunder shall not be deemed a waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy of Pledgee shall continue in full force and effect until such right, power or remedy is specifically waived in writing by Pledgee.

     13. Further Assurances. The Pledgor covenants and agrees to execute and deliver, or cause to be executed or delivered, all such other stock powers, proxies, instruments, and documents, and will take such other action or actions as the Pledgee may reasonably request from time to time in order to carry out the provisions and purposes hereof.

     14. Termination. This Agreement and the pledge and security interest represented hereby shall terminate upon the indefeasible payment in full of the Obligations.

     15.  Miscellaneous.

          (a) This Agreement or any part thereof cannot be changed, waived, or amended except by an instrument in writing signed by Pledgee; and waiver on one occasion shall not operate as a waiver on any other occasion.


          (b) The Uniform Commercial Code and other laws of the Commonwealth of Massachusetts shall govern the construction and enforcement of this Agreement.

          (c) If any part of this Agreement or any agreement, document, or instrument executed in connection herewith shall be deemed invalid or unenforceable by a court of competent jurisdiction, the remaining provisions shall remain in full force and effect, and shall continue to be binding upon the parties.

          (d) This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument.

     16. Jurisdiction. The Pledgor irrevocably submits to the jurisdiction of the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts for the purpose of any suit, action or other proceeding brought by the Lender arising out of or relating to this Agreement, and the Pledgor waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that the Pledgor is not personally subject to the jurisdiction of the courts of the Commonwealth of Massachusetts or the United States District Court for the District of Massachusetts or that the Pledgor's property is exempt or immune from execution or attachment, either prior to judgment or in aid of execution, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper, or that this Pledge Agreement or the subject matter hereof may not be enforced in or by such court. THE PLEDGOR HEREBY WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH ALL MATTERS

CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH.

EXECUTED under seal as of the date first above written.

                    PLEDGOR:

                    /s/ Robert Carroll

                    ________________________________________

                    PLEDGEE:
                    INSO CORPORATION


                    /s/ Steven R. Vana-Paxhia
                    ________________________________________

                         Its: Chairman and Chief Executive Officer
                              EXHIBIT A

               TO PLEDGE AGREEMENT DATED DECEMBER 16, 1997


                Description                    Number of Shares
                ------------------------       ----------------
                Common Stock of INSO           32,195
                CORPORATION, a Delaware
                Corporation

                                PLEDGE AGREEMENT

         This Pledge Agreement is made, as of the 16th day of December, 1997, by and among, Bruce Hill, an individual residing at 88 Rutledge Road, Belmont, MA 02178 (the "Pledgor"), and Inso Corporation, a Delaware corporation having a place of business at 31 St. James Avenue, Boston, MA 02116 (the "Pledgee").

                                  WITNESSETH:

     WHEREAS, Pledgor has executed and delivered a secured promissory note (the "Note") of even date herewith in the original principal amount of $199,998.00 payable to the Pledgee; and

     WHEREAS, the Pledgor is the owner of the shares of common stock of the Pledgee, as set forth on Exhibit A; and

     WHEREAS, as collateral security for the obligations of the Pledgor under the Note, the Pledgor has agreed to pledge and grant to the Pledgee a first priority security interest in the shares set forth on Exhibit A (the "Pledged Shares"), as more fully set forth herein;

     NOW THEREFORE, the parties hereto agree and acknowledge that the foregoing recitals are true and correct and to the following:

     1. Pledge of Collateral. As collateral security for the performance of the obligations of the Pledgor under the Note (the "Obligations"), the Pledgor hereby pledges and grants to the Pledgee a security interest in and to all of the Pledged Shares held by the Pledgor, as identified in Exhibit A annexed hereto, along with any and all stock rights, powers and other distributions, dividends or proceeds thereof (the "Shares"). In addition, any stock rights, dividends, powers or other distributions or proceeds received by the Pledgor shall be held in trust for and delivered to the Pledgee to be held in accordance with the terms of this Agreement, and shall be included in the Shares described above.

     2. Delivery of the Shares. The Shares have been delivered to the Pledgee on the date hereof, together with undated stock powers executed in blank. Upon delivery to the Pledgee by the Pledgor of a notice of Pledgor's intent to sell all or a portion of the Shares (the "Proposed Shares") and an irrevocable undertaking by the Pledgor and the Pledgor's broker to remit to the Pledgee the net proceeds to be received by the Pledgor from the sale of such shares (or such lessor amount as is then outstanding under the Note), in payment or partial payment of the Note, within three business days of such sale, the Pledgee shall return to the Pledgor the Proposed Shares. Upon payment in full of the Note, the Pledgee shall return to the Pledgor the Shares, undated stock powers as well as such other instruments, documents, stock certificates, money and goods as may come into Pledgee's possession from time to time, whether through delivery by Pledgor or otherwise.

     3. Pledgee's Rights and Duties with Respect to the Collateral. Pledgee's only duty with respect to the Shares shall be to exercise reasonable care to secure the safe custody thereof all other duties being hereby expressly disclaimed. Pledgee shall have the right, but not the obligation, to (a) demand, sue for, receive and collect all money or money damages payable on account of any Shares, (b) protect, preserve or assert any other rights of Pledgor or take any other action with respect to the Shares, and (c) pay any taxes, liens, assessments, insurance premiums or other charges pertaining to Shares. Any expenses incurred by Pledgee under the preceding sentence shall be paid by Pledgor upon demand, become part of the Obligations secured by the Shares and bear interest at the per annum rate equal to the Default Rate set forth in the Note until paid. Pledgee shall be relieved of all responsibility for the Shares upon surrendering them to Pledgor.

     4.  Pledgor's Warranties and Indemnity.

          4.1 Pledgor represents, warrants and covenants (a) that Pledgor is the lawful owner of the Shares, (b) that the Shares are fully paid and nonassessable, (c) that as of the date hereof, the Shares are free and clear of all liens, encumbrances, and security interests, other than the security interest granted by the Pledgor hereunder, and this pledge constitutes a valid and perfected security interest in the Shares enforceable against the Pledgor, (d) that the Shares are not subject to any outstanding rights of redemption or options to purchase or sell, (e) that the Pledgor has the sole right and lawful authority to pledge the Shares and otherwise to comply with the provisions hereof, (f) no litigation is pending or threatened against the Pledgor, which if adversely determined, would have a material adverse effect against the Pledgor or the Pledgee's rights in respect of the Shares, (g) that the Pledgor agrees to defend the Pledgee's title in the Shares and the security interest therein against any and all claims and demands, and (h) this Pledge Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms.

          4.2 If any adverse claim is asserted in respect of the Shares or any portion thereof, except as such may arise from the wanton or reckless acts of the Pledgee, the Pledgor agrees to indemnify the Pledgee and hold the Pledgee harmless from and against any reasonable liabilities or damages, and reasonable attorney's fees incurred by the Pledgee in exercising any right, power or remedy of the Pledgee hereunder. Any such loss, liability or expense so incurred shall be paid by the Pledgor upon demand, become part of the Obligations secured by the Shares and bear interest at the per annum rate equal to the Default Rate (as defined in the Note).

     5. Voting of Collateral. While Pledgor is not in default hereunder, Pledgor may vote the Shares, provided that said voting shall be in conformity with the Pledgor's performance under this Agreement and the Note.

     6. Dividends and Other Distributions. While Pledgor is not in default hereunder, Pledgor may receive all cash dividends, payments of principal and interest, and other distributions payable with respect to Shares, provided, however, that Pledgor shall immediately inform Pledgee of the receipt of any such dividend, payment or other distribution and shall hold the amount thereof in trust for Pledgee unless and until Pledgee shall in writing release Pledgor from such trust. Pledgor shall cause all non-cash dividends and distributions with respect to Shares to be distributed directly to Pledgee, to be held by Pledgee as additional Shares, and if any such distribution is made to Pledgor he shall receive such distribution in trust for Pledgee and shall immediately transfer it to Pledgee.

     7. Pledgor's Default. Pledgor shall be in default hereunder upon the occurrence of any of the following events:

          7.1 Any event of default shall occur under the Note;

          7.2 If any lien, encumbrance or adverse claim of any nature whatsoever is asserted with respect to any Shares;

          7.3 If any representation or warranty of Pledgor hereunder is or shall become false; or

          7.4  If Pledgor fails to fulfill any obligation hereunder.


     8. Pledgee's Rights upon Default. Upon the occurrence of any default as defined in Section 7 hereof, Pledgee may, if Pledgee so elects in its sole discretion, take any one or more of the following:

          8.1 At any time and from time to time sell, assign and deliver all or any part of the Shares, or any interest therein, at any public or private sale, for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as Pledgee in its absolute discretion may determine; provided that (i) at least ten (10) days' notice of the time and place of any such sale shall be given to Pledgor, and (ii) in the case of any private sale, such notice shall also contain the terms of the proposed sale and Pledgee shall sell the Shares proposed to be sold to any purchaser procured by Pledgor who is ready, willing and able to purchase, and who prior to the time of such sale tenders the purchase price of, such Shares on terms more favorable to Pledgee than the terms contained in such notice;

provided, further, the Pledgor acknowledges that the Pledgee may be unable to effect a public sale of all or part of the Shares by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than if sold at public sales and that private sales shall be deemed to be made in a commercially reasonable manner notwithstanding that such a private sale may result in a lower sale price.

          8.2 Exercise the right to vote, the right to receive cash dividends and other distributions, and all other rights with respect to the Shares as though Pledgee were the absolute owner thereof, whether or not such rights were retained by Pledgor as against Pledgee before default; and

          8.3 Exercise all other rights available to a secured party under the Uniform Commercial Code and other applicable law.

          8.4 The rights and remedies available pursuant to this Agreement are cumulative, and not exclusive of any other rights or remedies otherwise available to the Pledgee.

     9. Application of Sale Proceeds. In the event of a sale of Shares by the Pledgee in accordance herewith, the proceeds shall first be applied to the payment of the expenses of the sale, including brokers' commissions, counsel fees, any taxes or other charges imposed by law upon the Shares or the transfer thereof and all other charges paid or incurred by Pledgee pertaining to the sale; and, second, to satisfy outstanding Obligations, in the order in which Pledgee elects in its sole discretion; and, third, the surplus (if any) shall be paid to Pledgor.

     10. Notices. All notices made or required to be made hereunder shall be sent by United States first class or certified or registered mail, with postage prepaid, or delivered by hand to Pledgee or to Pledgor at the addresses first above written. Notice by mail shall be deemed to have been made on the date when the notice is deposited in the mail.

     11. Heirs, Successors, Etc. This Agreement and all of its terms and provisions shall benefit and bind the heirs, successors, assigns, transferees, executors and administrators of each of the parties hereto.


     12. Pledgee's Forbearance. Any forbearance, failure or delay by Pledgee in exercising any right, power or remedy hereunder shall not be deemed a waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy of Pledgee shall continue in full force and effect until such right, power or remedy is specifically waived in writing by Pledgee.


     13. Further Assurances. The Pledgor covenants and agrees to execute and deliver, or cause to be executed or delivered, all such other stock powers, proxies, instruments, and documents, and will take such other action or actions as the Pledgee may reasonably request from time to time in order to carry out the provisions and purposes hereof.

     14. Termination. This Agreement and the pledge and security interest represented hereby shall terminate upon the indefeasible payment in full of the Obligations.

     15.  Miscellaneous.

          (a) This Agreement or any part thereof cannot be changed, waived, or amended except by an instrument in writing signed by Pledgee; and waiver on one occasion shall not operate as a waiver on any other occasion.

          (b) The Uniform Commercial Code and other laws of the Commonwealth of Massachusetts shall govern the construction and enforcement of this Agreement.

          (c) If any part of this Agreement or any agreement, document, or instrument executed in connection herewith shall be deemed invalid or unenforceable by a court of competent jurisdiction, the remaining provisions shall remain in full force and effect, and shall continue to be binding upon the parties.

          (d) This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument.

     16. Jurisdiction. The Pledgor irrevocably submits to the jurisdiction of the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts for the purpose of any suit, action or other proceeding brought by the Lender arising out of or relating to this Agreement, and the Pledgor waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that the Pledgor is not personally subject to the jurisdiction of the courts of the Commonwealth of Massachusetts or the United States District Court for the District of Massachusetts or that the Pledgor's property is exempt or immune from execution or attachment, either prior to judgment or in aid of execution, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper, or that this Pledge Agreement or the subject matter hereof may not be enforced in or by such court. THE PLEDGOR

HEREBY WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH ALL MATTERS CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH.

EXECUTED under seal as of the date first above written.

                    PLEDGOR:

                    /s/ Bruce Hill
                    --------------------------------------

                    PLEDGEE:
                    INSO CORPORATION


                    /s/ Steven R. Vana-Paxhia
                    --------------------------------------
                    Its: Chairman and Chief Executive Officer

                                    EXHIBIT A

                  TO PLEDGE AGREEMENT DATED DECEMBER 16, 1997


                      Description                 Number of Shares
                      -----------------------     -----------------
                      Common Stock of INSO        19,512
                      CORPORATION, a Delaware
                      Corporation

                                PLEDGE AGREEMENT

     This Pledge Agreement is made, as of the 16th day of December, 1997, by and among, Graham Marshall, an individual residing at 54 Eldred St., Lexington, MA 02173 (the "Pledgor"), and Inso Corporation, a Delaware corporation having a place of business at 31 St. James Avenue, Boston, MA 02116 (the "Pledgee").

                                  WITNESSETH:

     WHEREAS, Pledgor has executed and delivered a secured promissory note (the "Note") of even date herewith in the original principal amount of $149,998.50 payable to the Pledgee; and

     WHEREAS, the Pledgor is the owner of the shares of common stock of the Pledgee, as set forth on Exhibit A; and

     WHEREAS, as collateral security for the obligations of the Pledgor under the Note, the Pledgor has agreed to pledge and grant to the Pledgee a first priority security interest in the shares set forth on Exhibit A (the "Pledged Shares"), as more fully set forth herein;

     NOW THEREFORE, the parties hereto agree and acknowledge that the foregoing recitals are true and correct and to the following:

     1. Pledge of Collateral. As collateral security for the performance of the obligations of the Pledgor under the Note (the "Obligations"), the Pledgor hereby pledges and grants to the Pledgee a security interest in and to all of the Pledged Shares held by the Pledgor, as identified in Exhibit A annexed hereto, along with any and all stock rights, powers and other distributions, dividends or proceeds thereof (the "Shares"). In addition, any stock rights, dividends, powers or other distributions or proceeds received by the Pledgor shall be held in trust for and delivered to the Pledgee to be held in accordance with the terms of this Agreement, and shall be included in the Shares described above.

     2. Delivery of the Shares. The Shares have been delivered to the Pledgee on the date hereof, together with undated stock powers executed in
blank.   Upon delivery to the Pledgee by the Pledgor of a notice of Pledgor's intent to sell all or a portion of the Shares (the "Proposed Shares") and an irrevocable undertaking by the Pledgor and the Pledgor's broker to remit to the Pledgee the net proceeds to be received by the Pledgor from the sale of such shares (or such lessor amount as is then outstanding under the Note), in payment or partial payment of the Note, within three business days of such sale, the Pledgee shall return to the Pledgor the Proposed Shares. Upon payment in full of the Note, the Pledgee shall return to the Pledgor the Shares, undated stock powers as well as such other instruments, documents, stock certificates, money and goods as may come into Pledgee's possession from time to time, whether through delivery by Pledgor or otherwise.

     3. Pledgee's Rights and Duties with Respect to the Collateral. Pledgee's only duty with respect to the Shares shall be to exercise reasonable care to secure the safe custody thereof all other duties being hereby expressly disclaimed. Pledgee shall have the right, but not the obligation, to (a) demand, sue for, receive and collect all money or money damages payable on account of any Shares, (b) protect, preserve or assert any other rights of Pledgor or take any other action with respect to the Shares, and (c) pay any taxes, liens, assessments, insurance premiums or other charges pertaining to Shares. Any expenses incurred by Pledgee under the preceding sentence shall be paid by Pledgor upon demand, become part of the Obligations secured by the Shares and bear interest at the per annum rate equal to the Default Rate set forth in the Note until paid. Pledgee shall be relieved of all responsibility for the Shares upon surrendering them to Pledgor.

     4. Pledgor's Warranties and Indemnity.

          4.1 Pledgor represents, warrants and covenants (a) that Pledgor is the lawful owner of the Shares, (b) that the Shares are fully paid and nonassessable, (c) that as of the date hereof, the Shares are free and clear of all liens, encumbrances, and security interests, other than the security interest granted by the Pledgor hereunder, and this pledge constitutes a valid and perfected security interest in the Shares enforceable against the Pledgor, (d) that the Shares are not subject to any outstanding rights of redemption or options to purchase or sell, (e) that the Pledgor has the sole right and lawful authority to pledge the Shares and otherwise to comply with the provisions hereof, (f) no litigation is pending or threatened against the Pledgor, which if adversely determined, would have a material adverse effect against the Pledgor or the Pledgee's rights in respect of the Shares, (g) that the Pledgor agrees to defend the Pledgee's title in the Shares and the security interest therein against any and all claims and demands, and (h) this Pledge Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms.

          4.2 If any adverse claim is asserted in respect of the Shares or any portion thereof, except as such may arise from the wanton or reckless acts of the Pledgee, the Pledgor agrees to indemnify the Pledgee and hold the Pledgee harmless from and against any reasonable liabilities or damages, and reasonable attorney's fees incurred by the Pledgee in exercising any right, power or remedy of the Pledgee hereunder. Any such loss, liability or expense so incurred shall be paid by the Pledgor upon demand, become part of the Obligations secured by the Shares and bear interest at the per annum rate equal to the Default Rate (as defined in the Note).

     5. Voting of Collateral. While Pledgor is not in default hereunder, Pledgor may vote the Shares, provided that said voting shall be in conformity with the Pledgor's performance under this Agreement and the Note.

     6. Dividends and Other Distributions. While Pledgor is not in default hereunder, Pledgor may receive all cash dividends, payments of principal and interest, and other distributions payable with respect to Shares, provided, however, that Pledgor shall immediately inform Pledgee of the receipt of any such dividend, payment or other distribution and shall hold the amount thereof in trust for Pledgee unless and until Pledgee shall in writing release Pledgor from such trust. Pledgor shall cause all non-cash dividends and distributions with respect to Shares to be distributed directly to Pledgee, to be held by Pledgee as additional Shares, and if any such distribution is made to Pledgor he shall receive such distribution in trust for Pledgee and shall immediately transfer it to Pledgee.

     7. Pledgor's Default. Pledgor shall be in default hereunder upon the occurrence of any of the following events:

          7.1 Any event of default shall occur under the Note;

          7.2 If any lien, encumbrance or adverse claim of any nature whatsoever is asserted with respect to any Shares;

          7.3 If any representation or warranty of Pledgor hereunder is or shall become false; or

          7.4  If Pledgor fails to fulfill any obligation hereunder.

     8. Pledgee's Rights upon Default. Upon the occurrence of any default as defined in Section 7 hereof, Pledgee may, if Pledgee so elects in its sole discretion, take any one or more of the following:

          8.1 At any time and from time to time sell, assign and deliver all or any part of the Shares, or any interest therein, at any public or private sale, for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as Pledgee in its absolute discretion may determine; provided that (i) at least ten (10) days' notice of the time and place of any such sale shall be given to Pledgor, and (ii) in the case of any private sale, such notice shall also contain the terms of the proposed sale and Pledgee shall sell the Shares proposed to be sold to any purchaser procured by Pledgor who is ready, willing and able to purchase, and who prior to the time of such sale tenders the purchase price of, such Shares on terms more favorable to Pledgee than the terms contained in such notice; provided, further, the Pledgor acknowledges that the Pledgee may be unable to effect a public sale of all or part of the Shares by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than if sold at public sales and that private sales shall be deemed to be made in a commercially reasonable manner notwithstanding that such a private sale may result in a lower sale price.

          8.2 Exercise the right to vote, the right to receive cash dividends and other distributions, and all other rights with respect to the Shares as though Pledgee were the absolute owner thereof, whether or not such rights were retained by Pledgor as against Pledgee before default; and

          8.3 Exercise all other rights available to a secured party under the Uniform Commercial Code and other applicable law.

          8.4 The rights and remedies available pursuant to this Agreement are cumulative, and not exclusive of any other rights or remedies otherwise available to the Pledgee.

     9. Application of Sale Proceeds. In the event of a sale of Shares by the Pledgee in accordance herewith the proceeds shall first be applied to the payment of the expenses of the sale, including brokers' commissions, counsel fees, any taxes or other charges imposed by law upon the Shares or the transfer thereof and all other charges paid or incurred by Pledgee pertaining to the sale; and, second, to satisfy outstanding Obligations, in the order in which Pledgee elects in its sole discretion; and, third, the surplus (if any) shall be paid to Pledgor.

     10. Notices. All notices made or required to be made hereunder shall be sent by United States first class or certified or registered mail, with postage prepaid, or delivered by hand to Pledgee or to Pledgor at the addresses first above written. Notice by mail shall be deemed to have been made on the date when the notice is deposited in the mail.

     11. Heirs, Successors, Etc. This Agreement and all of its terms and provisions shall benefit and bind the heirs, successors, assigns, transferees, executors and administrators of each of the parties hereto.

     12. Pledgee's Forbearance. Any forbearance, failure or delay by Pledgee in exercising any right, power or remedy hereunder shall not be deemed a waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy of Pledgee shall continue in full force and effect until such right, power or remedy is specifically waived in writing by Pledgee.

     13. Further Assurances. The Pledgor covenants and agrees to execute and deliver, or cause to be executed or delivered, all such other stock powers, proxies, instruments, and documents, and will take such other action or actions as the Pledgee may reasonably request from time to time in order to carry out the provisions and purposes hereof.

     14. Termination. This Agreement and the pledge and security interest represented hereby shall terminate upon the indefeasible payment in full of the Obligations.

     15.  Miscellaneous.

          (a) This Agreement or any part thereof cannot be changed, waived, or amended except by an instrument in writing signed by Pledgee; and waiver on one occasion shall not operate as a waiver on any other occasion.

          (b) The Uniform Commercial Code and other laws of the Commonwealth of Massachusetts shall govern the construction and enforcement of this Agreement.

          (c) If any part of this Agreement or any agreement, document, or instrument executed in connection herewith shall be deemed invalid or unenforceable by a court of competent jurisdiction, the remaining provisions shall remain in full force and effect, and shall continue to be binding upon the parties.

          (d) This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument.

     16. Jurisdiction. The Pledgor irrevocably submits to the jurisdiction of the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts for the purpose of any suit, action or other proceeding brought by the Lender arising out of or relating to this Agreement, and the Pledgor waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that the Pledgor is not personally subject to the jurisdiction of the courts of the Commonwealth of Massachusetts or the United States District Court for the District of Massachusetts or that the Pledgor's property is exempt or immune from execution or attachment, either prior to judgment or in aid of execution, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper, or that this Pledge Agreement or the subject matter hereof may not be enforced in or by such court. THE PLEDGOR HEREBY WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH ALL MATTERS

CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH.

EXECUTED under seal as of the date first above written.

                    PLEDGOR:

                    /s/ Graham Marshall
                    ---------------------------------------------

                    PLEDGEE:
                    INSO CORPORATION


                    /s/ Steven R. Vana-Paxhia
                    ----------------------------------------------
                    Its: Chairman and Chief Executive Officer
                                        EXHIBIT A

                  TO PLEDGE AGREEMENT DATED DECEMBER 16, 1997


                   Description                 Number of Shares
                   Common Stock of INSO        14,634
                   CORPORATION, a Delaware
                   Corporation


                                PLEDGE AGREEMENT

         This Pledge Agreement is made, as of the 16th day of December, 1997, by and among, Sunanda Mathai, an individual residing at 10 Crest Road, Tewksbury, MA 01876 (the "Pledgor"), and Inso Corporation, a Delaware corporation having a place of business at 31 St. James Avenue, Boston, MA 02116 (the "Pledgee").

                                  WITNESSETH:

     WHEREAS, Pledgor has executed and delivered a secured promissory note (the "Note") of even date herewith in the original principal amount of $269,995.25 payable to the Pledgee; and

     WHEREAS, the Pledgor is the owner of the shares of common stock of the Pledgee, as set forth on Exhibit A; and

     WHEREAS, as collateral security for the obligations of the Pledgor under the Note, the Pledgor has agreed to pledge and grant to the Pledgee a first priority security interest in the shares set forth on Exhibit A (the "Pledged Shares"), as more fully set forth herein;

     NOW THEREFORE, the parties hereto agree and acknowledge that the foregoing recitals are true and correct and to the following:

     1. Pledge of Collateral. As collateral security for the performance of the obligations of the Pledgor under the Note (the "Obligations"), the Pledgor hereby pledges and grants to the Pledgee a security interest in and to all of the Pledged Shares held by the Pledgor, as identified in Exhibit A annexed hereto, along with any and all stock rights, powers and other distributions, dividends or proceeds thereof (the "Shares"). In addition, any stock rights, dividends, powers or other distributions or proceeds received by the Pledgor shall be held in trust for and delivered to the Pledgee to be held in accordance with the terms of this Agreement, and shall be included in the Shares described above.

     2. Delivery of the Shares. The Shares have been delivered to the Pledgee on the date hereof, together with undated stock powers executed in blank. Upon delivery to the Pledgee by the Pledgor of a notice of Pledgor's intent to sell all or a portion of the Shares (the "Proposed Shares") and an irrevocable undertaking by the Pledgor and the Pledgor's broker to remit to the Pledgee the net proceeds to be received by the Pledgor from the sale of such shares (or such lessor amount as is then outstanding under the Note), in payment or partial payment of the Note, within three business days of such sale, the Pledgee shall return to the Pledgor the Proposed Shares. Upon payment in full of the Note, the Pledgee shall return to the Pledgor the Shares, undated stock powers as well as such other instruments, documents, stock certificates, money and goods as may come into Pledgee's possession from time to time, whether through delivery by Pledgor or otherwise.

     3. Pledgee's Rights and Duties with Respect to the Collateral.
Pledgee's only duty with respect to the Shares shall be to exercise reasonable care to secure the safe custody thereof all other duties being hereby expressly disclaimed. Pledgee shall have the right, but not the obligation, to (a) demand, sue for, receive and collect all money or money damages payable on account of any Shares, (b) protect, preserve or assert any other rights of Pledgor or take any other action with respect to the Shares, and (c) pay any taxes, liens, assessments, insurance premiums or other charges pertaining to Shares. Any expenses incurred by Pledgee under the preceding sentence shall be paid by Pledgor upon demand, become part of the Obligations secured by the Shares and bear interest at the per annum rate equal to the Default Rate set forth in the Note until paid. Pledgee shall be relieved of all responsibility for the Shares upon surrendering them to Pledgor.

     4. Pledgor's Warranties and Indemnity.

          4.1 Pledgor represents, warrants and covenants (a) that Pledgor is the lawful owner of the Shares, (b) that the Shares are fully paid and nonassessable, (c) that as of the date hereof, the Shares are free and clear of all liens, encumbrances, and security interests, other than the security interest granted by the Pledgor hereunder, and this pledge constitutes a valid and perfected security interest in the Shares enforceable against the Pledgor, (d) that the Shares are not subject to any outstanding rights of redemption or options to purchase or sell, (e) that the Pledgor has the sole right and lawful authority to pledge the Shares and otherwise to comply with the provisions hereof, (f) no litigation is pending or threatened against the Pledgor, which if adversely determined, would have a material adverse effect against the Pledgor or the Pledgee's rights in respect of the Shares, (g) that the Pledgor agrees to defend the Pledgee's title in the Shares and the security interest therein against any and all claims and demands, and (h) this Pledge Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms.

          4.2 If any adverse claim is asserted in respect of the Shares or any portion thereof, except as such may arise from the wanton or reckless acts of the Pledgee, the Pledgor agrees to indemnify the Pledgee and hold the Pledgee harmless from and against any reasonable liabilities or damages, and reasonable attorney's fees incurred by the Pledgee in exercising any right, power or remedy of the Pledgee hereunder. Any such loss, liability or expense so incurred shall be paid by the Pledgor upon demand, become part of the Obligations secured by the Shares and bear interest at the per annum rate equal to the Default Rate (as defined in the Note).

     5. Voting of Collateral. While Pledgor is not in default hereunder, Pledgor may vote the Shares, provided that said voting shall be in conformity with the Pledgor's performance under this Agreement and the Note.

     6. Dividends and Other Distributions. While Pledgor is not in default hereunder, Pledgor may receive all cash dividends, payments of principal and interest, and other distributions payable with respect to Shares, provided, however, that Pledgor shall immediately inform Pledgee of the receipt of any such dividend, payment or other distribution and shall hold the amount thereof in trust for Pledgee unless and until Pledgee shall in writing release Pledgor from such trust. Pledgor shall cause all non-cash dividends and distributions with respect to Shares to be distributed directly to Pledgee, to be held by Pledgee as additional Shares, and if any such distribution is made to Pledgor he shall receive such distribution in trust for Pledgee and shall immediately transfer it to Pledgee.

     7. Pledgor's Default. Pledgor shall be in default hereunder upon the occurrence of any of the following events:

          7.1  Any event of default shall occur under the Note;

          7.2 If any lien, encumbrance or adverse claim of any nature whatsoever is asserted with respect to any Shares;

          7.3 If any representation or warranty of Pledgor hereunder is or shall become false; or

          7.4  If Pledgor fails to fulfill any obligation hereunder.

     8. Pledgee's Rights upon Default. Upon the occurrence of any default as defined in Section 7 hereof, Pledgee may, if Pledgee so elects in its sole discretion, take any one or more of the following:

          8.1 At any time and from time to time sell, assign and deliver all or any part of the Shares, or any interest therein, at any public or private sale, for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as Pledgee in its absolute discretion may determine; provided that (i) at least ten (10) days' notice of the time and place of any such sale shall be given to Pledgor, and (ii) in the case of any private sale, such notice shall also contain the terms of the proposed sale and Pledgee shall sell the Shares proposed to be sold to any purchaser procured by Pledgor who is ready, willing and able to purchase, and who prior to the time of such sale tenders the purchase price of, such Shares on terms more favorable to Pledgee than the terms contained in such notice; provided, further, the Pledgor acknowledges that the Pledgee may be unable to effect a public sale of all or part of the Shares by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than if sold at public sales and that private sales shall be deemed to be made in a commercially reasonable manner notwithstanding that such a private sale may result in a lower sale price.

          8.2  Exercise the right to vote, the
right to receive cash dividends and other distributions, and all other rights with respect to the Shares as though Pledgee were the absolute owner thereof, whether or not such rights were retained by Pledgor as against Pledgee before default; and

          8.3 Exercise all other rights available to a secured party under the Uniform Commercial Code and other applicable law.

          8.4 The rights and remedies available pursuant to this Agreement are cumulative, and not exclusive of any other rights or remedies otherwise available to the Pledgee.

     9. Application of Sale Proceeds. In the event of a sale of Shares by the Pledgee in accordance herewith, the proceeds shall first be applied to the payment of the expenses of the sale, including brokers' commissions, counsel fees, any taxes or other charges imposed by law upon the Shares or the transfer thereof and all other charges paid or incurred by Pledgee pertaining to the sale; and, second, to satisfy outstanding Obligations, in the order in which Pledgee elects in its sole discretion; and, third, the surplus (if any) shall be paid to Pledgor.

     10. Notices. All notices made or required to be made hereunder shall be sent by United States first class or certified or registered mail, with postage prepaid, or delivered by hand to Pledgee or to Pledgor at the addresses first above written. Notice by mail shall be deemed to have been made on the date when the notice is deposited in the mail.

     11. Heirs, Successors, Etc. This Agreement and all of its terms and provisions shall benefit and bind the heirs, successors, assigns, transferees, executors and administrators of each of the parties hereto.

     12. Pledgee's Forbearance. Any forbearance, failure or delay by Pledgee in exercising any right, power or remedy hereunder shall not be deemed a waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy of Pledgee shall continue in full force and effect until such right, power or remedy is specifically waived in writing by Pledgee.

     13. Further Assurances. The Pledgor covenants and agrees to execute and deliver, or cause to be executed or delivered, all such other stock powers, proxies, instruments, and documents, and will take such other action or actions as the Pledgee may reasonably request from time to time in order to carry out the provisions and purposes hereof.

     14. Termination. This Agreement and the pledge and security interest represented hereby shall terminate upon the indefeasible payment in full of the Obligations.

     15. Miscellaneous.

          (a) This Agreement or any part thereof cannot be changed, waived, or amended except by an instrument in writing signed by Pledgee; and waiver on one occasion shall not operate as a waiver on any other occasion.

          (b) The Uniform Commercial Code and other laws of the Commonwealth of Massachusetts shall govern the construction and enforcement of this Agreement.

          (c) If any part of this Agreement or any agreement, document, or instrument executed in connection herewith shall be deemed invalid or unenforceable by a court of competent jurisdiction, the remaining provisions shall remain in full force and effect, and shall continue to be binding upon the parties.

          (d) This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument.

     16. Jurisdiction. The Pledgor irrevocably submits to the jurisdiction of the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts for the purpose of any suit, action or other proceeding brought by the Lender arising out of or relating to this Agreement, and the Pledgor waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that the Pledgor is not personally subject to the jurisdiction of the courts of the Commonwealth of Massachusetts or the United States District Court for the District of Massachusetts or that the Pledgor's property is exempt or immune from execution or attachment, either prior to judgment or in aid of execution, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper, or that this Pledge Agreement or the subject matter hereof may not be enforced in or by such court. THE PLEDGOR HEREBY WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH ALL MATTERS

CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH.

EXECUTED under seal as of the date first above written.

                    PLEDGOR:

                    /s/ Sunanda Mathai
                    ---------------------------------------

                    PLEDGEE:
                    INSO CORPORATION

                    /s/ Steven R. Vana-Paxhia
                    ---------------------------------------
                        Its: Chairman and Chief Executive Officer
                             EXHIBIT A

                  TO PLEDGE AGREEMENT DATED DECEMBER 16, 1997

                  Description                    Number of Shares
                  Common Stock of INSO           26,341
                  CORPORATION, a Delaware
                  Corporation


                                PLEDGE AGREEMENT

         This Pledge Agreement is made, as of the 16th day of December, 1997, by and among, Michael Melody, an individual residing at 37 Brimmer St., Boston, MA 02108 (the "Pledgor"), and Inso Corporation, a Delaware corporation having a place of business at 31 St. James Avenue, Boston, MA 02116 (the "Pledgee").

                                  WITNESSETH:

     WHEREAS, Pledgor has executed and delivered a secured promissory note (the "Note") of even date herewith in the original principal amount of $299,997.00 payable to the Pledgee; and

     WHEREAS, the Pledgor is the owner of the shares of common stock of the Pledgee, as set forth on Exhibit A; and

     WHEREAS, as collateral security for the obligations of the Pledgor under the Note, the Pledgor has agreed to pledge and grant to the Pledgee a first priority security interest in the shares set forth on Exhibit A (the "Pledged Shares"), as more fully set forth herein;

     NOW THEREFORE, the parties hereto agree and acknowledge that the foregoing recitals are true and correct and to the following:

     1. Pledge of Collateral. As collateral security for the performance of the obligations of the Pledgor under the Note (the "Obligations"), the Pledgor hereby pledges and grants to the Pledgee a security interest in and to all of the Pledged Shares held by the Pledgor, as identified in Exhibit A annexed hereto, along with any and all stock rights, powers and other distributions, dividends or proceeds thereof (the "Shares"). In addition, any stock rights, dividends, powers or other distributions or proceeds received by the Pledgor shall be held in trust for and delivered to the Pledgee to be held in accordance with the terms of this Agreement, and shall be included in the Shares described above.

     2. Delivery of the Shares. The Shares have been delivered to the Pledgee on the date hereof, together with undated stock powers executed in blank. Upon delivery to the Pledgee by the Pledgor of a notice of Pledgor's intent to sell all or a portion of the Shares (the "Proposed Shares") and an irrevocable undertaking by the Pledgor and the Pledgor's broker to remit to the Pledgee the net proceeds to be received by the Pledgor from the sale of such shares (or such lessor amount as is then outstanding under the Note), in payment or partial payment of the Note, within three business days of such sale, the Pledgee shall return to the Pledgor the Proposed Shares. Upon payment in full of the Note, the Pledgee shall return to the Pledgor the Shares, undated stock powers as well as such other instruments, documents, stock certificates, money and goods as may come into Pledgee's possession from time to time, whether through delivery by Pledgor or otherwise.

     3. Pledgee's Rights and Duties with Respect to the Collateral. Pledgee's only duty with respect to the Shares shall be to exercise reasonable care to secure the safe custody thereof all other duties being hereby expressly disclaimed. Pledgee shall have the right, but not the obligation, to (a) demand, sue for, receive and collect all money or money damages payable on account of any Shares, (b) protect, preserve or assert any other rights of Pledgor or take any other action with respect to the Shares, and (c) pay any taxes, liens, assessments, insurance premiums or other charges pertaining to Shares. Any expenses incurred by Pledgee under the preceding sentence shall be paid by Pledgor upon demand, become part of the Obligations secured by the Shares and bear interest at the per annum rate equal to the Default Rate set forth in the Note until paid. Pledgee shall be relieved of all responsibility for the Shares upon surrendering them to Pledgor.

    4.   Pledgor's Warranties and Indemnity.

          4.1 Pledgor represents, warrants and covenants (a) that Pledgor is the lawful owner of the Shares, (b) that the Shares are fully paid and nonassessable, (c) that as of the date hereof, the Shares are free and clear of all liens, encumbrances, and security interests, other than the security interest granted by the Pledgor hereunder, and this pledge constitutes a valid and perfected security interest in the Shares enforceable against the Pledgor, (d) that the Shares are not subject to any outstanding rights of redemption or options to purchase or sell, (e) that the Pledgor has the sole right and lawful authority to pledge the Shares and otherwise to comply with the provisions hereof, (f) no litigation is pending or threatened against the Pledgor, which if adversely determined, would have a material adverse effect against the Pledgor or the Pledgee's rights in respect of the Shares, (g) that the Pledgor agrees to defend the Pledgee's title in the Shares and the security interest therein against any and all claims and demands, and (h) this Pledge Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms.

          4.2 If any adverse claim is asserted in respect of the Shares or any portion thereof, except as such may arise from the wanton or reckless acts of the Pledgee, the Pledgor agrees to indemnify the Pledgee and hold the Pledgee harmless from and against any reasonable liabilities or damages, and reasonable attorney's fees incurred by the Pledgee in exercising any right, power or remedy of the Pledgee hereunder. Any such loss, liability or expense so incurred shall be paid by the Pledgor upon demand, become part of the Obligations secured by the Shares and bear interest at the per annum rate equal to the Default Rate (as defined in the Note).

     5. Voting of Collateral. While Pledgor is not in default hereunder, Pledgor may vote the Shares, provided that said voting shall be in conformity with the Pledgor's performance under this Agreement and the Note.

     6. Dividends and Other Distributions. While Pledgor is not in default hereunder, Pledgor may receive all cash dividends, payments of principal and interest, and other distributions payable with respect to Shares, provided, however, that Pledgor shall immediately inform Pledgee of the receipt of any such dividend, payment or other distribution and shall hold the amount thereof in trust for Pledgee unless and until Pledgee shall in writing release Pledgor from such trust. Pledgor shall cause all non-cash dividends and distributions with respect to Shares to be distributed directly to Pledgee, to be held by Pledgee as additional Shares, and if any such distribution is made to Pledgor he shall receive such distribution in trust for Pledgee and shall immediately transfer it to Pledgee.

     7. Pledgor's Default. Pledgor shall be in default hereunder upon the occurrence of any of the following events:

          7.1 Any event of default shall occur under the Note;

          7.2 If any lien, encumbrance or adverse claim of any nature whatsoever is asserted with respect to any Shares;

          7.3 If any representation or warranty of Pledgor hereunder is or shall become false; or

          7.4  If Pledgor fails to fulfill any obligation hereunder.


     8. Pledgee's Rights upon Default. Upon the occurrence of any default as defined in Section 7 hereof, Pledgee may, if Pledgee so elects in its sole discretion, take any one or more of the following:

          8.1 At any time and from time to time sell, assign and deliver all or any part of the Shares, or any interest therein, at any public or private sale, for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as Pledgee in its absolute discretion may determine; provided that (i) at least ten (10) days' notice of the time and place of any such sale shall be given to Pledgor, and (ii) in the case of any private sale, such notice shall also contain the terms of the proposed sale and Pledgee shall sell the Shares proposed to be sold to any purchaser procured by Pledgor who is ready, willing and able to purchase, and who prior to the time of such sale tenders the purchase price of, such Shares on terms more favorable to Pledgee than the terms contained in such notice; provided, further, the Pledgor acknowledges that the Pledgee may be unable to effect a public sale of all or part of the Shares by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than if sold at public sales and that private sales shall be deemed to be made in a commercially reasonable manner notwithstanding that such a private sale may result in a lower sale price.

          8.2 Exercise the right to vote, the right to receive cash dividends and other distributions, and all other rights with respect to the Shares as though Pledgee were the absolute owner thereof, whether or not such rights were retained by Pledgor as against Pledgee before default; and

          8.3 Exercise all other rights available to a secured party under the Uniform Commercial Code and other applicable law.

          8.4 The rights and remedies available pursuant to this Agreement are cumulative, and not exclusive of any other rights or remedies otherwise available to the Pledgee.

     9. Application of Sale Proceeds. In the event of a sale of Shares by the Pledgee in accordance herewith, the proceeds shall first be applied to the payment of the expenses of the sale, including brokers' commissions, counsel fees, any taxes or other charges imposed by law upon the Shares or the transfer thereof and all other charges paid or incurred by Pledgee pertaining to the sale; and, second, to satisfy outstanding Obligations, in the order in which Pledgee elects in its sole discretion; and, third, the surplus (if any) shall be paid to Pledgor.

     10. Notices. All notices made or required to be made hereunder shall be sent by United States first class or certified or registered mail, with postage prepaid, or delivered by hand to Pledgee or to Pledgor at the addresses first above written. Notice by mail shall be deemed to have been made on the date when the notice is deposited in the mail.

     11. Heirs, Successors, Etc. This Agreement and all of its terms and provisions shall benefit and bind the heirs, successors, assigns, transferees, executors and administrators of each of the parties hereto.

     12. Pledgee's Forbearance. Any forbearance, failure or delay by Pledgee in exercising any right, power or remedy hereunder shall not be deemed a waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy of Pledgee shall continue in full force and effect until such right, power or remedy is specifically waived in writing by Pledgee.

     13. Further Assurances. The Pledgor covenants and agrees to execute and deliver, or cause to be executed or delivered, all such other stock powers, proxies, instruments, and documents, and will take such other action or actions as the Pledgee may reasonably request from time to time in order to carry out the provisions and purposes hereof.

     14. Termination. This Agreement and the pledge and security interest represented hereby shall terminate upon the indefeasible payment in full of the Obligations.

     15.  Miscellaneous.

          (a) This Agreement or any part thereof cannot be changed, waived, or amended except by an instrument in writing signed by Pledgee; and waiver on one occasion shall not operate as a waiver on any other occasion.

          (b) The Uniform Commercial Code and other laws of the Commonwealth of Massachusetts shall govern the construction and enforcement of this Agreement.

          (c) If any part of this Agreement or any agreement, document, or instrument executed in connection herewith shall be deemed invalid or unenforceable by a court of competent jurisdiction, the remaining provisions shall remain in full force and effect, and shall continue to be binding upon the parties.

          (d) This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument.

     16. Jurisdiction. The Pledgor irrevocably submits to the jurisdiction of the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts for the purpose of any suit, action or other proceeding brought by the Lender arising out of or relating to this Agreement, and the Pledgor waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that the Pledgor is not personally subject to the jurisdiction of the courts of the Commonwealth of Massachusetts or the United States District Court for the District of Massachusetts or that the Pledgor's property is exempt or immune from execution or attachment, either prior to judgment or in aid of execution, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper, or that this Pledge Agreement or the subject matter hereof may not be enforced in or by such court. THE PLEDGOR HEREBY WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH ALL MATTERS

CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH.

EXECUTED under seal as of the date first above written.


                                 PLEDGOR:


                                 /s/ Michael Melody
                                 _______________________________


                                 PLEDGEE:
                                 INSO CORPORATION


                                 /s/ Steven R. Vana-Paxhia
                                 _______________________________

                                     Its: Chairman and Chief Executive Officer

                                      EXHIBIT A
                                      ---------
                    TO PLEDGE AGREEMENT DATED DECEMBER 16, 1997
                   --------------------------------------------
                   Description                Number of Shares
                   --------------------------------------------

                   Common Stock of INSO       29,268
                   CORPORATION, a Delaware
                   Corporation

                                PLEDGE AGREEMENT

         This Pledge Agreement is made, as of the 16th day of December, 1997, by and among, Scott Norder, an individual residing at 1516 Darien Club Drive, Darien, IL 60561 (the "Pledgor"), and Inso Corporation, a Delaware corporation having a place of business at 31 St. James Avenue, Boston, MA 02116 (the "Pledgee").

                                  WITNESSETH:

     WHEREAS, Pledgor has executed and delivered a secured promissory note (the "Note") of even date herewith in the original principal amount of $99,999.00 payable to the Pledgee; and

     WHEREAS, the Pledgor is the owner of the shares of common stock of the Pledgee, as set forth on Exhibit A; and

     WHEREAS, as collateral security for the obligations of the Pledgor under the Note, the Pledgor has agreed to pledge and grant to the Pledgee a first priority security interest in the shares set forth on Exhibit A (the "Pledged Shares"), as more fully set forth herein;

     NOW THEREFORE, the parties hereto agree and acknowledge that the foregoing recitals are true and correct and to the following:

     1. Pledge of Collateral. As collateral security for the performance of the obligations of the Pledgor under the Note (the "Obligations"), the Pledgor hereby pledges and grants to the Pledgee a security interest in and to all of the Pledged Shares held by the Pledgor, as identified in Exhibit A annexed hereto, along with any and all stock rights, powers and other distributions, dividends or proceeds thereof (the "Shares"). In addition, any stock rights, dividends, powers or other distributions or proceeds received by the Pledgor shall be held in trust for and delivered to the Pledgee to be held in accordance with the terms of this Agreement, and shall be included in the Shares described above.

     2. Delivery of the Shares. The Shares have been delivered to the Pledgee on the date hereof, together with undated stock powers executed in
blank.   Upon delivery to the Pledgee by the Pledgor of a notice of
Pledgor's intent to sell all or a portion of the Shares (the "Proposed Shares") and an irrevocable undertaking by the Pledgor and the Pledgor's broker to remit to the Pledgee the net proceeds to be received by the Pledgor from the sale of such shares (or such lessor amount as is then outstanding under the Note), in payment or partial payment of the Note, within three business days of such sale, the Pledgee shall return to the Pledgor the Proposed Shares. Upon payment in full of the Note, the Pledgee shall return to the Pledgor the Shares, undated stock powers as well as such other instruments, documents, stock certificates, money and goods as may come into Pledgee's possession from time to time, whether through delivery by Pledgor or otherwise.

     3. Pledgee's Rights and Duties with Respect to the Collateral. Pledgee's only duty with respect to the Shares shall be to exercise reasonable care to secure the safe custody thereof all other duties being hereby expressly disclaimed. Pledgee shall have the right, but not the obligation, to (a) demand, sue for, receive and collect all money or money damages payable on account of any Shares, (b) protect, preserve or assert any other rights of Pledgor or take any other action with respect to the Shares, and (c) pay any taxes, liens, assessments, insurance premiums or other charges pertaining to Shares. Any expenses incurred by Pledgee under the preceding sentence shall be paid by Pledgor upon demand, become part of the Obligations secured by the Shares and bear interest at the per annum rate equal to the Default Rate set forth in the Note until paid. Pledgee shall be relieved of all responsibility for the Shares upon surrendering them to Pledgor.

     4.   Pledgor's Warranties and Indemnity.

          4.1 Pledgor represents, warrants and covenants (a) that Pledgor is the lawful owner of the Shares, (b) that the Shares are fully paid and nonassessable, (c) that as of the date hereof, the Shares are free and clear of all liens, encumbrances, and security interests, other than the security interest granted by the Pledgor hereunder, and this pledge constitutes a valid and perfected security interest in the Shares enforceable against the Pledgor, (d) that the Shares are not subject to any outstanding rights of redemption or options to purchase or sell, (e) that the Pledgor has the sole right and lawful authority to pledge the Shares and otherwise to comply with the provisions hereof, (f) no litigation is pending or threatened against the Pledgor, which if adversely determined, would have a material adverse effect against the Pledgor or the Pledgee's rights in respect of the Shares, (g) that the Pledgor agrees to defend the Pledgee's title in the Shares and the security interest therein against any and all claims and demands, and (h) this Pledge Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms.

          4.2 If any adverse claim is asserted in respect of the Shares or any portion thereof, except as such may arise from the wanton or reckless acts of the Pledgee, the Pledgor agrees to indemnify the Pledgee and hold the Pledgee harmless from and against any reasonable liabilities or damages, and reasonable attorney's fees incurred by the Pledgee in exercising any right, power or remedy of the Pledgee hereunder. Any such loss, liability or expense so incurred shall be paid by the Pledgor upon demand, become part of the Obligations secured by the Shares and bear interest at the per annum rate equal to the Default Rate (as defined in the Note).

     5. Voting of Collateral. While Pledgor is not in default hereunder, Pledgor may vote the Shares, provided that said voting shall be in conformity with the Pledgor's performance under this Agreement and the Note.

     6. Dividends and Other Distributions. While Pledgor is not in default hereunder, Pledgor may receive all cash dividends, payments of principal and interest, and other distributions payable with respect to Shares, provided, however, that Pledgor shall immediately inform Pledgee of the receipt of any such dividend, payment or other distribution and shall hold the amount thereof in trust for Pledgee unless and until Pledgee shall in writing release Pledgor from such trust. Pledgor shall cause all non-cash dividends and distributions with respect to Shares to be distributed directly to Pledgee, to be held by Pledgee as additional Shares, and if any such distribution is made to Pledgor he shall receive such distribution in trust for Pledgee and shall immediately transfer it to Pledgee.

     7. Pledgor's Default. Pledgor shall be in default hereunder upon the occurrence of any of the following events:

          7.1 Any event of default shall occur under the Note;

          7.2 If any lien, encumbrance or adverse claim of any nature whatsoever is asserted with respect to any Shares;

          7.3 If any representation or warranty of Pledgor hereunder is or shall become false; or

          7.4  If Pledgor fails to fulfill any obligation hereunder.

     8. Pledgee's Rights upon Default. Upon the occurrence of any default as defined in Section 7 hereof, Pledgee may, if Pledgee so elects in its sole discretion, take any one or more of the following:

          8.1 At any time and from time to time sell, assign and deliver all or any part of the Shares, or any interest therein, at any public or private sale, for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as Pledgee in its absolute discretion may determine; provided that (i) at least ten (10) days' notice of the time and place of any such sale shall be given to Pledgor, and (ii) in the case of any private sale, such notice shall also contain the terms of the proposed sale and Pledgee shall sell the Shares proposed to be sold to any purchaser procured by Pledgor who is ready, willing and able to purchase, and who prior to the time of such sale tenders the purchase price of, such Shares on terms more favorable to Pledgee than the terms contained in such notice; provided, further, the Pledgor acknowledges that the Pledgee may be unable to effect a public sale of all or part of the Shares by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than if sold at public sales and that private sales shall be deemed to be made in a commercially reasonable manner notwithstanding that such a private sale may result in a lower sale price.

          8.2 Exercise the right to vote, the right to receive cash dividends and other distributions, and all other rights with respect to the Shares as though Pledgee were the absolute owner thereof, whether or not such rights were retained by Pledgor as against Pledgee before default; and

          8.3 Exercise all other rights available to a secured party under the Uniform Commercial Code and other applicable law.

          8.4 The rights and remedies available pursuant to this Agreement are cumulative, and not exclusive of any other rights or remedies otherwise available to the Pledgee.

     9. Application of Sale Proceeds. In the event of a sale of Shares by the Pledgee in accordance herewith, the proceeds shall first be applied to the payment of the expenses of the sale, including brokers' commissions, counsel fees, any taxes or other charges imposed by law upon the Shares or the transfer thereof and all other charges paid or incurred by Pledgee pertaining to the sale; and, second, to satisfy outstanding Obligations, in the order in which Pledgee elects in its sole discretion; and, third, the surplus (if any) shall be paid to Pledgor.

     10. Notices. All notices made or required to be made hereunder shall be sent by United States first class or certified or registered mail, with postage prepaid, or delivered by hand to Pledgee or to Pledgor at the addresses first above written. Notice by mail shall be deemed to have been made on the date when the notice is deposited in the mail.

     11. Heirs, Successors, Etc. This Agreement and all of its terms and provisions shall benefit and bind the heirs, successors, assigns, transferees, executors and administrators of each of the parties hereto.

     12. Pledgee's Forbearance. Any forbearance, failure or delay by Pledgee in exercising any right, power or remedy hereunder shall not be deemed a waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy of Pledgee shall continue in full force and effect until such right, power or remedy is specifically waived in writing by Pledgee.

     13. Further Assurances. The Pledgor covenants and agrees to execute and deliver, or cause to be executed or delivered, all such other stock powers, proxies, instruments, and documents, and will take such other action or actions as the Pledgee may reasonably request from time to time in order to carry out the provisions and purposes hereof.

     14. Termination. This Agreement and the pledge and security interest represented hereby shall terminate upon the indefeasible payment in full of the Obligations.

     15.  Miscellaneous.

          (a) This Agreement or any part thereof cannot be changed, waived, or amended except by an instrument in writing signed by Pledgee; and waiver on one occasion shall not operate as a waiver on any other occasion.


          (b) The Uniform Commercial Code and other laws of the Commonwealth of Massachusetts shall govern the construction and enforcement of this Agreement.

          (c) If any part of this Agreement or any agreement, document, or instrument executed in connection herewith shall be deemed invalid or unenforceable by a court of competent jurisdiction, the remaining provisions shall remain in full force and effect, and shall continue to be binding upon the parties.

          (d) This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument.

     16. Jurisdiction. The Pledgor irrevocably submits to the jurisdiction of the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts for the purpose of any suit, action or other proceeding brought by the Lender arising out of or relating to this Agreement, and the Pledgor waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that the Pledgor is not personally subject to the jurisdiction of the courts of the Commonwealth of Massachusetts or the United States District Court for the District of Massachusetts or that the Pledgor's property is exempt or immune from execution or attachment, either prior to judgment or in aid of execution, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper, or that this Pledge Agreement or the subject matter hereof may not be enforced in or by such court. THE PLEDGOR HEREBY WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH ALL MATTERS

CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH.

EXECUTED under seal as of the date first above written.

                                PLEDGOR:


                                /s/ Scott D. Norder
                                ________________________________


                                PLEDGEE:
                                INSO CORPORATION


                                /s/ Steven R. Vana-Paxhia
                                _______________________________

                                    Its: Chairman and Chief Executive Officer


                                     EXHIBIT A
                                     ---------
                    TO PLEDGE AGREEMENT DATED DECEMBER 16, 1997
                    -------------------------------------------
                    Description                Number of Shares
                    -------------------------------------------

                    Common Stock of INSO       9,756
                    CORPORATION, a Delaware
                    Corporation

                                PLEDGE AGREEMENT

         This Pledge Agreement is made, as of the 16th day of December, 1997, by and among, Elaine Ouellette, an individual residing at 14 Wincrest Dr., Winchester, MA 01890 (the "Pledgor"), and Inso Corporation, a Delaware corporation having a place of business at 31 St. James Avenue, Boston, MA 02116 (the "Pledgee").

                                  WITNESSETH:

     WHEREAS, Pledgor has executed and delivered a secured promissory note (the "Note") of even date herewith in the original principal amount of $99,999.00 payable to the Pledgee; and

     WHEREAS, the Pledgor is the owner of the shares of common stock of the Pledgee, as set forth on Exhibit A; and

     WHEREAS, as collateral security for the obligations of the Pledgor under the Note, the Pledgor has agreed to pledge and grant to the Pledgee a first priority security interest in the shares set forth on Exhibit A (the "Pledged Shares"), as more fully set forth herein;

     NOW THEREFORE, the parties hereto agree and acknowledge that the foregoing recitals are true and correct and to the following:

     1. Pledge of Collateral. As collateral security for the performance of the obligations of the Pledgor under the Note (the "Obligations"), the Pledgor hereby pledges and grants to the Pledgee a security interest in and to all of the Pledged Shares held by the Pledgor, as identified in Exhibit A annexed hereto, along with any and all stock rights, powers and other distributions, dividends or proceeds thereof (the "Shares"). In addition, any stock rights, dividends, powers or other distributions or proceeds received by the Pledgor shall be held in trust for and delivered to the Pledgee to be held in accordance with the terms of this Agreement, and shall be included in the Shares described above.

     2. Delivery of the Shares. The Shares have been delivered to the Pledgee on the date hereof, together with undated stock powers executed in
blank.   Upon delivery to the Pledgee by the Pledgor of a notice of
Pledgor's intent to sell all or a portion of the Shares (the "Proposed Shares") and an irrevocable undertaking by the Pledgor and the Pledgor's broker to remit to the Pledgee the net proceeds to be received by the Pledgor from the sale of such shares (or such lessor amount as is then outstanding under the Note), in payment or partial payment of the Note, within three business days of such sale, the Pledgee shall return to the Pledgor the Proposed Shares. Upon payment in full of the Note, the Pledgee shall return to the Pledgor the Shares, undated stock powers as well as such other instruments, documents, stock certificates, money and goods as may come into Pledgee's possession from time to time, whether through delivery by Pledgor or otherwise.
     3. Pledgee's Rights and Duties with Respect to the Collateral. Pledgee's only duty with respect to the Shares shall be to exercise reasonable care to secure the safe custody thereof all other duties being hereby expressly disclaimed. Pledgee shall have the right, but not the obligation, to (a) demand, sue for, receive and collect all money or money damages payable on account of any Shares, (b) protect, preserve or assert any other rights of Pledgor or take any other action with respect to the Shares, and (c) pay any taxes, liens, assessments, insurance premiums or other charges pertaining to Shares. Any expenses incurred by Pledgee under the preceding sentence shall be paid by Pledgor upon demand, become part of the Obligations secured by the Shares and bear interest at the per annum rate equal to the Default Rate set forth in the Note until paid. Pledgee shall be relieved of all responsibility for the Shares upon surrendering them to Pledgor.

    4.   Pledgor's Warranties and Indemnity.

          4.1 Pledgor represents, warrants and covenants (a) that Pledgor is the lawful owner of the Shares, (b) that the Shares are fully paid and nonassessable, (c) that as of the date hereof, the Shares are free and clear of all liens, encumbrances, and security interests, other than the security interest granted by the Pledgor hereunder, and this pledge constitutes a valid and perfected security interest in the Shares enforceable against the Pledgor, (d) that the Shares are not subject to any outstanding rights of redemption or options to purchase or sell, (e) that the Pledgor has the sole right and lawful authority to pledge the Shares and otherwise to comply with the provisions hereof, (f) no litigation is pending or threatened against the Pledgor, which if adversely determined, would have a material adverse effect against the Pledgor or the Pledgee's rights in respect of the Shares, (g) that the Pledgor agrees to defend the Pledgee's title in the Shares and the security interest therein against any and all claims and demands, and (h) this Pledge Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms.

          4.2 If any adverse claim is asserted in respect of the Shares or any portion thereof, except as such may arise from the wanton or reckless acts of the Pledgee, the Pledgor agrees to indemnify the Pledgee and hold the Pledgee harmless from and against any reasonable liabilities or damages, and reasonable attorney's fees incurred by the Pledgee in exercising any right, power or remedy of the Pledgee hereunder. Any such loss, liability or expense so incurred shall be paid by the Pledgor upon demand, become part of the Obligations secured by the Shares and bear interest at the per annum rate equal to the Default Rate (as defined in the Note).

     5. Voting of Collateral. While Pledgor is not in default hereunder, Pledgor may vote the Shares, provided that said voting shall be in conformity with the Pledgor's performance under this Agreement and the Note.

     6. Dividends and Other Distributions. While Pledgor is not in default hereunder, Pledgor may receive all cash dividends, payments of principal and interest, and other distributions payable with respect to Shares, provided, however, that Pledgor shall immediately inform Pledgee of the receipt of any such dividend, payment or other distribution and shall hold the amount thereof in trust for Pledgee unless and until Pledgee shall in writing release Pledgor from such trust. Pledgor shall cause all non-cash dividends and distributions with respect to Shares to be distributed directly to Pledgee, to be held by Pledgee as additional Shares, and if any such distribution is made to Pledgor he shall receive such distribution in trust for Pledgee and shall immediately transfer it to Pledgee.

     7. Pledgor's Default. Pledgor shall be in default hereunder upon the occurrence of any of the following events:

          7.1 Any event of default shall occur under the Note;

          7.2 If any lien, encumbrance or adverse claim of any nature whatsoever is asserted with respect to any Shares;

          7.3 If any representation or warranty of Pledgor hereunder is or shall become false; or

          7.4  If Pledgor fails to fulfill any obligation hereunder.

     8. Pledgee's Rights upon Default. Upon the occurrence of any default as defined in Section 7 hereof, Pledgee may, if Pledgee so elects in its sole discretion, take any one or more of the following:

          8.1 At any time and from time to time sell, assign and deliver all or any part of the Shares, or any interest therein, at any public or private sale, for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as Pledgee in its absolute discretion may determine; provided that (i) at least ten (10) days' notice of the time and place of any such sale shall be given to Pledgor, and (ii) in the case of any private sale, such notice shall also contain the terms of the proposed sale and Pledgee shall sell the Shares proposed to be sold to any purchaser procured by Pledgor who is ready, willing and able to purchase, and who prior to the time of such sale tenders the purchase price of, such Shares on terms more favorable to Pledgee than the terms contained in such notice; provided, further, the Pledgor acknowledges that the Pledgee may be unable to effect a public sale of all or part of the Shares by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than if sold at public sales and that private sales shall be deemed to be made in a commercially reasonable manner notwithstanding that such a private sale may result in a lower sale price.
          8.2 Exercise the right to vote, the right to receive cash dividends and other distributions, and all other rights with respect to the Shares as though Pledgee were the absolute owner thereof, whether or not such rights were retained by Pledgor as against Pledgee before default; and

          8.3 Exercise all other rights available to a secured party under the Uniform Commercial Code and other applicable law.

          8.4 The rights and remedies available pursuant to this Agreement are cumulative, and not exclusive of any other rights or remedies otherwise available to the Pledgee.

     9. Application of Sale Proceeds. In the event of a sale of Shares by the Pledgee in accordance herewith, the proceeds shall first be applied to the payment of the expenses of the sale, including brokers' commissions, counsel fees, any taxes or other charges imposed by law upon the Shares or the transfer thereof and all other charges paid or incurred by Pledgee pertaining to the sale; and, second, to satisfy outstanding Obligations, in the order in which Pledgee elects in its sole discretion; and, third, the surplus (if any) shall be paid to Pledgor.

     10. Notices. All notices made or required to be made hereunder shall be sent by United States first class or certified or registered mail, with postage prepaid, or delivered by hand to Pledgee or to Pledgor at the addresses first above written. Notice by mail shall be deemed to have been made on the date when the notice is deposited in the mail.

     11. Heirs, Successors, Etc. This Agreement and all of its terms and provisions shall benefit and bind the heirs, successors, assigns, transferees, executors and administrators of each of the parties hereto.

     12. Pledgee's Forbearance. Any forbearance, failure or delay by Pledgee in exercising any right, power or remedy hereunder shall not be deemed a waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy of Pledgee shall continue in full force and effect until such right, power or remedy is specifically waived in writing by Pledgee.

     13. Further Assurances. The Pledgor covenants and agrees to execute and deliver, or cause to be executed or delivered, all such other stock powers, proxies, instruments, and documents, and will take such other action or actions as the Pledgee may reasonably request from time to time in order to carry out the provisions and purposes hereof.

     14. Termination. This Agreement and the pledge and security interest represented hereby shall terminate upon the indefeasible payment in full of the Obligations.

     15.  Miscellaneous.

          (a) This Agreement or any part thereof cannot be changed, waived, or amended except by an instrument in writing signed by Pledgee; and waiver on one occasion shall not operate as a waiver on any other occasion.

          (b) The Uniform Commercial Code and other laws of the Commonwealth of Massachusetts shall govern the construction and enforcement of this Agreement.

          (c) If any part of this Agreement or any agreement, document, or instrument executed in connection herewith shall be deemed invalid or unenforceable by a court of competent jurisdiction, the remaining provisions shall remain in full force and effect, and shall continue to be binding upon the parties.

          (d) This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument.

     16. Jurisdiction. The Pledgor irrevocably submits to the jurisdiction of the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts for the purpose of any suit, action or other proceeding brought by the Lender arising out of or relating to this Agreement, and the Pledgor waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that the Pledgor is not personally subject to the jurisdiction of the courts of the Commonwealth of Massachusetts or the United States District Court for the District of Massachusetts or that the Pledgor's property is exempt or immune from execution or attachment, either prior to judgment or in aid of execution, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper, or that this Pledge Agreement or the subject matter hereof may not be enforced in or by such court. THE PLEDGOR HEREBY WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH ALL MATTERS

CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH.

EXECUTED under seal as of the date first above written.

                    PLEDGOR:

                    /s/ Elaine Ouellette
                   -------------------------------------------

                    PLEDGEE:
                    INSO CORPORATION


                    /s/ Steven R. Vana-Paxhia
                   -------------------------------------------
                    Its: Chairman and Chief Executive Officer
                                        EXHIBIT A

                  TO PLEDGE AGREEMENT DATED DECEMBER 16, 1997


              Description                             Number of Shares
              --------------------------------------  ----------------
              Common Stock of INSO...................       9,756
              CORPORATION, a Delaware
              Corporation

                              PLEDGE AGREEMENT

         This Pledge Agreement is made, as of the 16th day of December, 1997, by and among, Betty Savage, an individual residing at 18 Smith Ave., Lexington MA 02173 (the "Pledgor"), and Inso Corporation, a Delaware corporation having a place of business at 31 St. James Avenue, Boston, MA 02116 (the "Pledgee").

                                  WITNESSETH:

     WHEREAS, Pledgor has executed and delivered a secured promissory note (the "Note") of even date herewith in the original principal amount of $205,000.00 payable to the Pledgee; and

     WHEREAS, the Pledgor is the owner of the shares of common stock of the Pledgee, as set forth on Exhibit A; and

     WHEREAS, as collateral security for the obligations of the Pledgor under the Note, the Pledgor has agreed to pledge and grant to the Pledgee a first priority security interest in the shares set forth on Exhibit A (the "Pledged Shares"), as more fully set forth herein;

     NOW THEREFORE, the parties hereto agree and acknowledge that the foregoing recitals are true and correct and to the following:

     1. Pledge of Collateral. As collateral security for the performance of the obligations of the Pledgor under the Note (the "Obligations"), the Pledgor hereby pledges and grants to the Pledgee a security interest in and to all of the Pledged Shares held by the Pledgor, as identified in Exhibit A annexed hereto, along with any and all stock rights, powers and other distributions, dividends or proceeds thereof (the "Shares"). In addition, any stock rights, dividends, powers or other distributions or proceeds received by the Pledgor shall be held in trust for and delivered to the Pledgee to be held in accordance with the terms of this Agreement, and shall be included in the Shares described above.

     2. Delivery of the Shares. The Shares have been delivered to the Pledgee on the date hereof, together with undated stock powers executed in blank. Upon delivery to the Pledgee by the Pledgor of a notice of Pledgor's intent to sell all or a portion of the Shares (the "Proposed Shares") and an irrevocable undertaking by the Pledgor and the Pledgor's broker to remit to the Pledgee the net proceeds to be received by the Pledgor from the sale of such shares (or such lessor amount as is then outstanding under the Note), in payment or partial payment of the Note, within three business days of such sale, the Pledgee shall return to the Pledgor the Proposed Shares. Upon payment in full of the Note, the Pledgee shall return to the Pledgor the Shares, undated stock powers as well as such other instruments, documents, stock certificates, money and goods as may come into Pledgee's possession from time to time, whether through delivery by Pledgor or otherwise.
     3. Pledgee's Rights and Duties with Respect to the Collateral. Pledgee's only duty with respect to the Shares shall be to exercise reasonable care to secure the safe custody thereof all other duties being hereby expressly disclaimed. Pledgee shall have the right, but not the obligation, to (a) demand, sue for, receive and collect all money or money damages payable on account of any Shares, (b) protect, preserve or assert any other rights of Pledgor or take any other action with respect to the Shares, and (c) pay any taxes, liens, assessments, insurance premiums or other charges pertaining to Shares. Any expenses incurred by Pledgee under the preceding sentence shall be paid by Pledgor upon demand, become part of the Obligations secured by the Shares and bear interest at the per annum rate equal to the Default Rate set forth in the Note until paid. Pledgee shall be relieved of all responsibility for the Shares upon surrendering them to Pledgor.

     4.   Pledgor's Warranties and Indemnity.

          4.1 Pledgor represents, warrants and covenants (a) that Pledgor is the lawful owner of the Shares, (b) that the Shares are fully paid and nonassessable, (c) that as of the date hereof, the Shares are free and clear of all liens, encumbrances, and security interests, other than the security interest granted by the Pledgor hereunder, and this pledge constitutes a valid and perfected security interest in the Shares enforceable against the Pledgor, (d) that the Shares are not subject to any outstanding rights of redemption or options to purchase or sell, (e) that the Pledgor has the sole right and lawful authority to pledge the Shares and otherwise to comply with the provisions hereof, (f) no litigation is pending or threatened against the Pledgor, which if adversely determined, would have a material adverse effect against the Pledgor or the Pledgee's rights in respect of the Shares, (g) that the Pledgor agrees to defend the Pledgee's title in the Shares and the security interest therein against any and all claims and demands, and (h) this Pledge Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms.

          4.2 If any adverse claim is asserted in respect of the Shares or any portion thereof, except as such may arise from the wanton or reckless acts of the Pledgee, the Pledgor agrees to indemnify the Pledgee and hold the Pledgee harmless from and against any reasonable liabilities or damages, and reasonable attorney's fees incurred by the Pledgee in exercising any right, power or remedy of the Pledgee hereunder. Any such loss, liability or expense so incurred shall be paid by the Pledgor upon demand, become part of the Obligations secured by the Shares and bear interest at the per annum rate equal to the Default Rate (as defined in the Note).

     5. Voting of Collateral. While Pledgor is not in default hereunder, Pledgor may vote the Shares, provided that said voting shall be in conformity with the Pledgor's performance under this Agreement and the Note.

     6. Dividends and Other Distributions. While Pledgor is not in default hereunder, Pledgor may receive all cash dividends, payments of principal and interest, and other distributions payable with respect to Shares, provided, however, that Pledgor shall immediately inform Pledgee of the receipt of any such dividend, payment or other distribution and shall hold the amount thereof in trust for Pledgee unless and until Pledgee shall in writing release Pledgor from such trust. Pledgor shall cause all non-cash dividends and distributions with respect to Shares to be distributed directly to Pledgee, to be held by Pledgee as additional Shares, and if any such distribution is made to Pledgor he shall receive such distribution in trust for Pledgee and shall immediately transfer it to Pledgee.

     7. Pledgor's Default. Pledgor shall be in default hereunder upon the occurrence of any of the following events:

          7.1 Any event of default shall occur under the Note;

          7.2 If any lien, encumbrance or adverse claim of any nature whatsoever is asserted with respect to any Shares;

          7.3 If any representation or warranty of Pledgor hereunder is or shall become false; or

          7.4  If Pledgor fails to fulfill any obligation hereunder.

     8. Pledgee's Rights upon Default. Upon the occurrence of any default as defined in Section 7 hereof, Pledgee may, if Pledgee so elects in its sole discretion, take any one or more of the following:

          8.1 At any time and from time to time sell, assign and deliver all or any part of the Shares, or any interest therein, at any public or private sale, for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as Pledgee in its absolute discretion may determine; provided that (i) at least ten (10) days' notice of the time and place of any such sale shall be given to Pledgor, and (ii) in the case of any private sale, such notice shall also contain the terms of the proposed sale and Pledgee shall sell the Shares proposed to be sold to any purchaser procured by Pledgor who is ready, willing and able to purchase, and who prior to the time of such sale tenders the purchase price of, such Shares on terms more favorable to Pledgee than the terms contained in such notice; provided, further, the Pledgor acknowledges that the Pledgee may be unable to effect a public sale of all or part of the Shares by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than if sold at public sales and that private sales shall be deemed to be made in a commercially reasonable manner notwithstanding that such a private sale may result in a lower sale price.
          8.2 Exercise the right to vote, the right to receive cash dividends and other distributions, and all other rights with respect to the Shares as though Pledgee were the absolute owner thereof, whether or not such rights were retained by Pledgor as against Pledgee before default; and

          8.3 Exercise all other rights available to a secured party under the Uniform Commercial Code and other applicable law.

          8.4 The rights and remedies available pursuant to this Agreement are cumulative, and not exclusive of any other rights or remedies otherwise available to the Pledgee.

     9. Application of Sale Proceeds. In the event of a sale of Shares by the Pledgee in accordance herewith, the proceeds shall first be applied to the payment of the expenses of the sale, including brokers' commissions, counsel fees, any taxes or other charges imposed by law upon the Shares or the transfer thereof and all other charges paid or incurred by Pledgee pertaining to the sale; and, second, to satisfy outstanding Obligations, in the order in which Pledgee elects in its sole discretion; and, third, the surplus (if any) shall be paid to Pledgor.

     10. Notices. All notices made or required to be made hereunder shall be sent by United States first class or certified or registered mail, with postage prepaid, or delivered by hand to Pledgee or to Pledgor at the addresses first above written. Notice by mail shall be deemed to have been made on the date when the notice is deposited in the mail.

     11. Heirs, Successors, Etc. This Agreement and all of its terms and provisions shall benefit and bind the heirs, successors, assigns, transferees, executors and administrators of each of the parties hereto.

     12. Pledgee's Forbearance. Any forbearance, failure or delay by Pledgee in exercising any right, power or remedy hereunder shall not be deemed a waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy of Pledgee shall continue in full force and effect until such right, power or remedy is specifically waived in writing by Pledgee.

     13. Further Assurances. The Pledgor covenants and agrees to execute and deliver, or cause to be executed or delivered, all such other stock powers, proxies, instruments, and documents, and will take such other action or actions as the Pledgee may reasonably request from time to time in order to carry out the provisions and purposes hereof.

     14. Termination. This Agreement and the pledge and security interest represented hereby shall terminate upon the indefeasible payment in full of the Obligations.

     15.  Miscellaneous.

          (a) This Agreement or any part thereof cannot be changed, waived, or amended except by an instrument in writing signed by Pledgee; and waiver on one occasion shall not operate as a waiver on any other occasion.

          (b) The Uniform Commercial Code and other laws of the Commonwealth of Massachusetts shall govern the construction and enforcement of this Agreement.

          (c) If any part of this Agreement or any agreement, document, or instrument executed in connection herewith shall be deemed invalid or unenforceable by a court of competent jurisdiction, the remaining provisions shall remain in full force and effect, and shall continue to be binding upon the parties.

          (d) This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument.

     16. Jurisdiction. The Pledgor irrevocably submits to the jurisdiction of the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts for the purpose of any suit, action or other proceeding brought by the Lender arising out of or relating to this Agreement, and the Pledgor waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that the Pledgor is not personally subject to the jurisdiction of the courts of the Commonwealth of Massachusetts or the United States District Court for the District of Massachusetts or that the Pledgor's property is exempt or immune from execution or attachment, either prior to judgment or in aid of execution, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper, or that this Pledge Agreement or the subject matter hereof may not be enforced in or by such court. THE PLEDGOR HEREBY WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH ALL MATTERS

CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH.

EXECUTED under seal as of the date first above written.

                    PLEDGOR:

                    /s/ Betty J. Savage
                   -------------------------------------------

                    PLEDGEE:
                    INSO CORPORATION


                    /s/ Steven R. Vana-Paxhia
                   -------------------------------------------
                         Its: Chairman and Chief Executive Officer
                                        EXHIBIT A

                  TO PLEDGE AGREEMENT DATED DECEMBER 16, 1997


              Description                           Number of Shares
              ------------------------------------  -----------------
              Common Stock of INSO................      20,000
              CORPORATION, a Delaware
              Corporation

                                PLEDGE AGREEMENT

         This Pledge Agreement is made, as of the 16th day of December, 1997, by and among, Paul Savage, an individual residing at 27 Depot Road, Boxford, MA 01921 (the "Pledgor"), and Inso Corporation, a Delaware corporation having a place of business at 31 St. James Avenue, Boston, MA 02116 (the "Pledgee").

                                  WITNESSETH:

     WHEREAS, Pledgor has executed and delivered a secured promissory note (the "Note") of even date herewith in the original principal amount of $102,500.00 payable to the Pledgee; and

     WHEREAS, the Pledgor is the owner of the shares of common stock of the Pledgee, as set forth on Exhibit A; and

     WHEREAS, as collateral security for the obligations of the Pledgor under the Note, the Pledgor has agreed to pledge and grant to the Pledgee a first priority security interest in the shares set forth on Exhibit A (the "Pledged Shares"), as more fully set forth herein;

     NOW THEREFORE, the parties hereto agree and acknowledge that the foregoing recitals are true and correct and to the following:

     1. Pledge of Collateral. As collateral security for the performance of the obligations of the Pledgor under the Note (the "Obligations"), the Pledgor hereby pledges and grants to the Pledgee a security interest in and to all of the Pledged Shares held by the Pledgor, as identified in Exhibit A annexed hereto, along with any and all stock rights, powers and other distributions, dividends or proceeds thereof (the "Shares"). In addition, any stock rights, dividends, powers or other distributions or proceeds received by the Pledgor shall be held in trust for and delivered to the Pledgee to be held in accordance with the terms of this Agreement, and shall be included in the Shares described above.

     2. Delivery of the Shares. The Shares have been delivered to the Pledgee on the date hereof, together with undated stock powers executed in blank. Upon delivery to the Pledgee by the Pledgor of a notice of Pledgor's intent to sell all or a portion of the Shares (the "Proposed Shares") and an irrevocable undertaking by the Pledgor and the Pledgor's broker to remit to the Pledgee the net proceeds to be received by the Pledgor from the sale of such shares (or such lessor amount as is then outstanding under the Note), in payment or partial payment of the Note, within three business days of such sale, the Pledgee shall return to the Pledgor the Proposed Shares. Upon payment in full of the Note, the Pledgee shall return to the Pledgor the Shares, undated stock powers as well as such other instruments, documents, stock certificates, money and goods as may come into Pledgee's possession from time to time, whether through delivery by Pledgor or otherwise.

     3. Pledgee's Rights and Duties with Respect to the Collateral. Pledgee's only duty with respect to the Shares shall be to exercise reasonable care to secure the safe custody thereof all other duties being hereby expressly disclaimed. Pledgee shall have the right, but not the obligation, to (a) demand, sue for, receive and collect all money or money damages payable on account of any Shares, (b) protect, preserve or assert any other rights of Pledgor or take any other action with respect to the Shares, and (c) pay any taxes, liens, assessments, insurance premiums or other charges pertaining to Shares. Any expenses incurred by Pledgee under the preceding sentence shall be paid by Pledgor upon demand, become part of the Obligations secured by the Shares and bear interest at the per annum rate equal to the Default Rate set forth in the Note until paid. Pledgee shall be relieved of all responsibility for the Shares upon surrendering them to Pledgor.

    4.   Pledgor's Warranties and Indemnity.

          4.1 Pledgor represents, warrants and covenants (a) that Pledgor is the lawful owner of the Shares, (b) that the Shares are fully paid and nonassessable, (c) that as of the date hereof, the Shares are free and clear of all liens, encumbrances, and security interests, other than the security interest granted by the Pledgor hereunder, and this pledge constitutes a valid and perfected security interest in the Shares enforceable against the Pledgor, (d) that the Shares are not subject to any outstanding rights of redemption or options to purchase or sell, (e) that the Pledgor has the sole right and lawful authority to pledge the Shares and otherwise to comply with the provisions hereof, (f) no litigation is pending or threatened against the Pledgor, which if adversely determined, would have a material adverse effect against the Pledgor or the Pledgee's rights in respect of the Shares, (g) that the Pledgor agrees to defend the Pledgee's title in the Shares and the security interest therein against any and all claims and demands, and (h) this Pledge Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms.

          4.2 If any adverse claim is asserted in respect of the Shares or any portion thereof, except as such may arise from the wanton or reckless acts of the Pledgee, the Pledgor agrees to indemnify the Pledgee and hold the Pledgee harmless from and against any reasonable liabilities or damages, and reasonable attorney's fees incurred by the Pledgee in exercising any right, power or remedy of the Pledgee hereunder. Any such loss, liability or expense so incurred shall be paid by the Pledgor upon demand, become part of the Obligations secured by the Shares and bear interest at the per annum rate equal to the Default Rate (as defined in the Note).

     5. Voting of Collateral. While Pledgor is not in default hereunder, Pledgor may vote the Shares, provided that said voting shall be in conformity with the Pledgor's performance under this Agreement and the Note.

     6. Dividends and Other Distributions. While Pledgor is not in default hereunder, Pledgor may receive all cash dividends, payments of principal and interest, and other distributions payable with respect to Shares, provided, however, that Pledgor shall immediately inform Pledgee of the receipt of any such dividend, payment or other distribution and shall hold the amount thereof in trust for Pledgee unless and until Pledgee shall in writing release Pledgor from such trust. Pledgor shall cause all non-cash dividends and distributions with respect to Shares to be distributed directly to Pledgee, to be held by Pledgee as additional Shares, and if any such distribution is made to Pledgor he shall receive such distribution in trust for Pledgee and shall immediately transfer it to Pledgee.

     7. Pledgor's Default. Pledgor shall be in default hereunder upon the occurrence of any of the following events:

          7.1 Any event of default shall occur under the Note;

          7.2 If any lien, encumbrance or adverse claim of any nature whatsoever is asserted with respect to any Shares;

          7.3 If any representation or warranty of Pledgor hereunder is or shall become false; or

          7.4  If Pledgor fails to fulfill any obligation hereunder.


     8. Pledgee's Rights upon Default. Upon the occurrence of any default as defined in Section 7 hereof, Pledgee may, if Pledgee so elects in its sole discretion, take any one or more of the following:

          8.1 At any time and from time to time sell, assign and deliver all or any part of the Shares, or any interest therein, at any public or private sale, for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as Pledgee in its absolute discretion may determine; provided that (i) at least ten (10) days' notice of the time and place of any such sale shall be given to Pledgor, and (ii) in the case of any private sale, such notice shall also contain the terms of the proposed sale and Pledgee shall sell the Shares proposed to be sold to any purchaser procured by Pledgor who is ready, willing and able to purchase, and who prior to the time of such sale tenders the purchase price of, such Shares on terms more favorable to Pledgee than the terms contained in such notice; provided, further, the Pledgor acknowledges that the Pledgee may be unable to effect a public sale of all or part of the Shares by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than if sold at public sales and that private sales shall be deemed to be made in a commercially reasonable manner notwithstanding that such a private sale may result in a lower sale price.

          8.2 Exercise the right to vote, the right to receive cash dividends and other distributions, and all other rights with respect to the Shares as though Pledgee were the absolute owner thereof, whether or not such rights were retained by Pledgor as against Pledgee before default; and

          8.3 Exercise all other rights available to a secured party under the Uniform Commercial Code and other applicable law.

          8.4 The rights and remedies available pursuant to this Agreement are cumulative, and not exclusive of any other rights or remedies otherwise available to the Pledgee.

     9. Application of Sale Proceeds. In the event of a sale of Shares by the Pledgee in accordance herewith, the proceeds shall first be applied to the payment of the expenses of the sale, including brokers' commissions, counsel fees, any taxes or other charges imposed by law upon the Shares or the transfer thereof and all other charges paid or incurred by Pledgee pertaining to the sale; and, second, to satisfy outstanding Obligations, in the order in which Pledgee elects in its sole discretion; and, third, the surplus (if any) shall be paid to Pledgor.

     10. Notices. All notices made or required to be made hereunder shall be sent by United States first class or certified or registered mail, with postage prepaid, or delivered by hand to Pledgee or to Pledgor at the addresses first above written. Notice by mail shall be deemed to have been made on the date when the notice is deposited in the mail.

     11. Heirs, Successors, Etc. This Agreement and all of its terms and provisions shall benefit and bind the heirs, successors, assigns, transferees, executors and administrators of each of the parties hereto.

     12. Pledgee's Forbearance. Any forbearance, failure or delay by Pledgee in exercising any right, power or remedy hereunder shall not be deemed a waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy of Pledgee shall continue in full force and effect until such right, power or remedy is specifically waived in writing by Pledgee.

     13. Further Assurances. The Pledgor covenants and agrees to execute and deliver, or cause to be executed or delivered, all such other stock powers, proxies, instruments, and documents, and will take such other action or actions as the Pledgee may reasonably request from time to time in order to carry out the provisions and purposes hereof.

     14. Termination. This Agreement and the pledge and security interest represented hereby shall terminate upon the indefeasible payment in full of the Obligations.

     15.  Miscellaneous.

          (a) This Agreement or any part thereof cannot be changed, waived, or amended except by an instrument in writing signed by Pledgee; and waiver on one occasion shall not operate as a waiver on any other occasion.

          (b) The Uniform Commercial Code and other laws of the Commonwealth of Massachusetts shall govern the construction and enforcement of this Agreement.

          (c) If any part of this Agreement or any agreement, document, or instrument executed in connection herewith shall be deemed invalid or unenforceable by a court of competent jurisdiction, the remaining provisions shall remain in full force and effect, and shall continue to be binding upon the parties.

          (d) This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument.

     16. Jurisdiction. The Pledgor irrevocably submits to the jurisdiction of the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts for the purpose of any suit, action or other proceeding brought by the Lender arising out of or relating to this Agreement, and the Pledgor waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that the Pledgor is not personally subject to the jurisdiction of the courts of the Commonwealth of Massachusetts or the United States District Court for the District of Massachusetts or that the Pledgor's property is exempt or immune from execution or attachment, either prior to judgment or in aid of execution, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper, or that this Pledge Agreement or the subject matter hereof may not be enforced in or by such court. THE PLEDGOR HEREBY WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH ALL MATTERS

CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH.

EXECUTED under seal as of the date first above written.

                    PLEDGOR:


                    /s/ Paul Savage
                    _________________________________________

                    PLEDGEE:
                    INSO CORPORATION


                    /s/ Steven R. Vana-Paxhia
                    ________________________________________
                         Its: Chairman and Chief Executive Officer
                              EXHIBIT A

                  TO PLEDGE AGREEMENT DATED DECEMBER 16, 1997

                  Description               Number of Shares
                  ------------------------  -----------------
                  Common Stock of INSO           10,000
                  CORPORATION, a Delaware
                  Corporation

                                PLEDGE AGREEMENT

         This Pledge Agreement is made, as of the 16th day of December, 1997, by and among, Himat Shah, an individual residing at 17 Northbriar Rd., Acton, MA 01720 (the "Pledgor"), and Inso Corporation, a Delaware corporation having a place of business at 31 St. James Avenue, Boston, MA 02116 (the "Pledgee").

                                  WITNESSETH:

     WHEREAS, Pledgor has executed and delivered a secured promissory note (the "Note") of even date herewith in the original principal amount of $256,250.00 payable to the Pledgee; and

     WHEREAS, the Pledgor is the owner of the shares of common stock of the Pledgee, as set forth on Exhibit A; and

     WHEREAS, as collateral security for the obligations of the Pledgor under the Note, the Pledgor has agreed to pledge and grant to the Pledgee a first priority security interest in the shares set forth on Exhibit A (the "Pledged Shares"), as more fully set forth herein;

     NOW THEREFORE, the parties hereto agree and acknowledge that the foregoing recitals are true and correct and to the following:

     1. Pledge of Collateral. As collateral security for the performance of the obligations of the Pledgor under the Note (the "Obligations"), the Pledgor hereby pledges and grants to the Pledgee a security interest in and to all of the Pledged Shares held by the Pledgor, as identified in Exhibit A annexed hereto, along with any and all stock rights, powers and other distributions, dividends or proceeds thereof (the "Shares"). In addition, any stock rights, dividends, powers or other distributions or proceeds received by the Pledgor shall be held in trust for and delivered to the Pledgee to be held in accordance with the terms of this Agreement, and shall be included in the Shares described above.

     2. Delivery of the Shares. The Shares have been delivered to the Pledgee on the date hereof, together with undated stock powers executed in blank. Upon delivery to the Pledgee by the Pledgor of a notice of Pledgor's intent to sell all or a portion of the Shares (the "Proposed Shares") and an irrevocable undertaking by the Pledgor and the Pledgor's broker to remit to the Pledgee the net proceeds to be received by the Pledgor from the sale of such shares (or such lessor amount as is then outstanding under the Note), in payment or partial payment of the Note, within three business days of such sale, the Pledgee shall return to the Pledgor the Proposed Shares. Upon payment in full of the Note, the Pledgee shall return to the Pledgor the Shares, undated stock powers as well as such other instruments, documents, stock certificates, money and goods as may come into Pledgee's possession from time to time, whether through delivery by Pledgor or otherwise.

    3. Pledgee's Rights and Duties with Respect to the Collateral. Pledgee's only duty with respect to the Shares shall be to exercise reasonable care to secure the safe custody thereof all other duties being hereby expressly disclaimed. Pledgee shall have the right, but not the obligation, to (a) demand, sue for, receive and collect all money or money damages payable on account of any Shares, (b) protect, preserve or assert any other rights of Pledgor or take any other action with respect to the Shares, and (c) pay any taxes, liens, assessments, insurance premiums or other charges pertaining to Shares. Any expenses incurred by Pledgee under the preceding sentence shall be paid by Pledgor upon demand, become part of the Obligations secured by the Shares and bear interest at the per annum rate equal to the Default Rate set forth in the Note until paid. Pledgee shall be relieved of all responsibility for the Shares upon surrendering them to Pledgor.

    4.   Pledgor's Warranties and Indemnity.

          4.1 Pledgor represents, warrants and covenants (a) that Pledgor is the lawful owner of the Shares, (b) that the Shares are fully paid and nonassessable, (c) that as of the date hereof, the Shares are free and clear of all liens, encumbrances, and security interests, other than the security interest granted by the Pledgor hereunder, and this pledge constitutes a valid and perfected security interest in the Shares enforceable against the Pledgor, (d) that the Shares are not subject to any outstanding rights of redemption or options to purchase or sell, (e) that the Pledgor has the sole right and lawful authority to pledge the Shares and otherwise to comply with the provisions hereof, (f) no litigation is pending or threatened against the Pledgor, which if adversely determined, would have a material adverse effect against the Pledgor or the Pledgee's rights in respect of the Shares, (g) that the Pledgor agrees to defend the Pledgee's title in the Shares and the security interest therein against any and all claims and demands, and (h) this Pledge Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms.

          4.2 If any adverse claim is asserted in respect of the Shares or any portion thereof, except as such may arise from the wanton or reckless acts of the Pledgee, the Pledgor agrees to indemnify the Pledgee and hold the Pledgee harmless from and against any reasonable liabilities or damages, and reasonable attorney's fees incurred by the Pledgee in exercising any right, power or remedy of the Pledgee hereunder. Any such loss, liability or expense so incurred shall be paid by the Pledgor upon demand, become part of the Obligations secured by the Shares and bear interest at the per annum rate equal to the Default Rate (as defined in the Note).

     5. Voting of Collateral. While Pledgor is not in default hereunder, Pledgor may vote the Shares, provided that said voting shall be in conformity with the Pledgor's performance under this Agreement and the Note.

     6. Dividends and Other Distributions. While Pledgor is not in default hereunder, Pledgor may receive all cash dividends, payments of principal and interest, and other distributions payable with respect to Shares, provided, however, that Pledgor shall immediately inform Pledgee of the receipt of any such dividend, payment or other distribution and shall hold the amount thereof in trust for Pledgee unless and until Pledgee shall in writing release Pledgor from such trust. Pledgor shall cause all non-cash dividends and distributions with respect to Shares to be distributed directly to Pledgee, to be held by Pledgee as additional Shares, and if any such distribution is made to Pledgor he shall receive such distribution in trust for Pledgee and shall immediately transfer it to Pledgee.

     7. Pledgor's Default. Pledgor shall be in default hereunder upon the occurrence of any of the following events:

          7.1 Any event of default shall occur under the Note;

          7.2 If any lien, encumbrance or adverse claim of any nature whatsoever is asserted with respect to any Shares;

          7.3 If any representation or warranty of Pledgor hereunder is or shall become false; or

          7.4  If Pledgor fails to fulfill any obligation hereunder.


     8. Pledgee's Rights upon Default. Upon the occurrence of any default as defined in Section 7 hereof, Pledgee may, if Pledgee so elects in its sole discretion, take any one or more of the following:

          8.1 At any time and from time to time sell, assign and deliver all or any part of the Shares, or any interest therein, at any public or private sale, for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as Pledgee in its absolute discretion may determine; provided that (i) at least ten (10) days' notice of the time and place of any such sale shall be given to Pledgor, and (ii) in the case of any private sale, such notice shall also contain the terms of the proposed sale and Pledgee shall sell the Shares proposed to be sold to any purchaser procured by Pledgor who is ready, willing and able to purchase, and who prior to the time of such sale tenders the purchase price of, such Shares on terms more favorable to Pledgee than the terms contained in such notice; provided, further, the Pledgor acknowledges that the Pledgee may be unable to effect a public sale of all or part of the Shares by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than if sold at public sales and that private sales shall be deemed to be made in a commercially reasonable manner notwithstanding that such a private sale may result in a lower sale price.

          8.2 Exercise the right to vote, the right to receive cash dividends and other distributions, and all other rights with respect to the Shares as though Pledgee were the absolute owner thereof, whether or not such rights were retained by Pledgor as against Pledgee before default; and

          8.3 Exercise all other rights available to a secured party under the Uniform Commercial Code and other applicable law.

          8.4 The rights and remedies available pursuant to this Agreement are cumulative, and not exclusive of any other rights or remedies otherwise available to the Pledgee.

     9. Application of Sale Proceeds. In the event of a sale of Shares by the Pledgee in accordance herewith, the proceeds shall first be applied to the payment of the expenses of the sale, including brokers' commissions, counsel fees, any taxes or other charges imposed by law upon the Shares or the transfer thereof and all other charges paid or incurred by Pledgee pertaining to the sale; and, second, to satisfy outstanding Obligations, in the order in which Pledgee elects in its sole discretion; and, third, the surplus (if any) shall be paid to Pledgor.

     10. Notices. All notices made or required to be made hereunder shall be sent by United States first class or certified or registered mail, with postage prepaid, or delivered by hand to Pledgee or to Pledgor at the addresses first above written. Notice by mail shall be deemed to have been made on the date when the notice is deposited in the mail.

     11. Heirs, Successors, Etc. This Agreement and all of its terms and provisions shall benefit and bind the heirs, successors, assigns, transferees, executors and administrators of each of the parties hereto.

     12. Pledgee's Forbearance. Any forbearance, failure or delay by Pledgee in exercising any right, power or remedy hereunder shall not be deemed a waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy of Pledgee shall continue in full force and effect until such right, power or remedy is specifically waived in writing by Pledgee.

     13. Further Assurances. The Pledgor covenants and agrees to execute and deliver, or cause to be executed or delivered, all such other stock powers, proxies, instruments, and documents, and will take such other action or actions as the Pledgee may reasonably request from time to time in order to carry out the provisions and purposes hereof.

     14. Termination. This Agreement and the pledge and security interest represented hereby shall terminate upon the indefeasible payment in full of the Obligations.

     15.  Miscellaneous.

          (a) This Agreement or any part thereof cannot be changed, waived, or amended except by an instrument in writing signed by Pledgee; and waiver on one occasion shall not operate as a waiver on any other occasion.

          (b) The Uniform Commercial Code and other laws of the Commonwealth of Massachusetts shall govern the construction and enforcement of this Agreement.

          (c) If any part of this Agreement or any agreement, document, or instrument executed in connection herewith shall be deemed invalid or unenforceable by a court of competent jurisdiction, the remaining provisions shall remain in full force and effect, and shall continue to be binding upon the parties.

          (d) This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument.

     16. Jurisdiction. The Pledgor irrevocably submits to the jurisdiction of the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts for the purpose of any suit, action or other proceeding brought by the Lender arising out of or relating to this Agreement, and the Pledgor waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that the Pledgor is not personally subject to the jurisdiction of the courts of the Commonwealth of Massachusetts or the United States District Court for the District of Massachusetts or that the Pledgor's property is exempt or immune from execution or attachment, either prior to judgment or in aid of execution, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper, or that this Pledge Agreement or the subject matter hereof may not be enforced in or by such court. THE PLEDGOR HEREBY WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH ALL MATTERS

CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH.

EXECUTED under seal as of the date first above written.

                    PLEDGOR:


                    /s/ Himat Shah
                    _________________________________________

                    PLEDGEE:
                    INSO CORPORATION


                    /s/ Steven R. Vana-Paxhia
                    ________________________________________
                    Its: Chairman and Chief Executive Officer

                                  EXHIBIT A

                  TO PLEDGE AGREEMENT DATED DECEMBER 16, 1997

                       Description             Number of Shares
                       ----------------------  ----------------
                       Common Stock of INSO         25,000
                       CORPORATION, a Delaware
                       Corporation


                                PLEDGE AGREEMENT

         This Pledge Agreement is made, as of the 16th day of December, 1997, by and among, Steven Vana-Paxhia, an individual residing at 67 Mt. Vernon St., Boston, MA 02108 (the "Pledgor"), and Inso Corporation, a Delaware corporation having a place of business at 31 St. James Avenue, Boston, MA 02116 (the "Pledgee").

                                  WITNESSETH:

     WHEREAS, Pledgor has executed and delivered a secured promissory note (the "Note") of even date herewith in the original principal amount of $479,997.25 payable to the Pledgee; and

     WHEREAS, the Pledgor is the owner of the shares of common stock of the Pledgee, as set forth on Exhibit A; and

     WHEREAS, as collateral security for the obligations of the Pledgor under the Note, the Pledgor has agreed to pledge and grant to the Pledgee a first priority security interest in the shares set forth on Exhibit A (the "Pledged Shares"), as more fully set forth herein;

     NOW THEREFORE, the parties hereto agree and acknowledge that the foregoing recitals are true and correct and to the following:

     1. Pledge of Collateral. As collateral security for the performance of the obligations of the Pledgor under the Note (the "Obligations"), the Pledgor hereby pledges and grants to the Pledgee a security interest in and to all of the Pledged Shares held by the Pledgor, as identified in Exhibit A annexed hereto, along with any and all stock rights, powers and other distributions, dividends or proceeds thereof (the "Shares"). In addition, any stock rights, dividends, powers or other distributions or proceeds received by the Pledgor shall be held in trust for and delivered to the Pledgee to be held in accordance with the terms of this Agreement, and shall be included in the Shares described above.

     2. Delivery of the Shares. The Shares have been delivered to the Pledgee on the date hereof, together with undated stock powers executed in blank. Upon delivery to the Pledgee by the Pledgor of a notice of Pledgor's intent to sell all or a portion of the Shares (the "Proposed Shares") and an irrevocable undertaking by the Pledgor and the Pledgor's broker to remit to the Pledgee the net proceeds to be received by the Pledgor from the sale of such shares (or such lessor amount as is then outstanding under the Note), in payment or partial payment of the Note, within three business days of such sale, the Pledgee shall return to the Pledgor the Proposed Shares. Upon payment in full of the Note, the Pledgee shall return to the Pledgor the Shares, undated stock powers as well as such other instruments, documents, stock certificates, money and goods as may come into Pledgee's possession from time to time, whether through delivery by Pledgor or otherwise.

    3. Pledgee's Rights and Duties with Respect to the Collateral. Pledgee's only duty with respect to the Shares shall be to exercise reasonable care to secure the safe custody thereof all other duties being hereby expressly disclaimed. Pledgee shall have the right, but not the obligation, to (a) demand, sue for, receive and collect all money or money damages payable on account of any Shares, (b) protect, preserve or assert any other rights of Pledgor or take any other action with respect to the Shares, and (c) pay any taxes, liens, assessments, insurance premiums or other charges pertaining to Shares. Any expenses incurred by Pledgee under the preceding sentence shall be paid by Pledgor upon demand, become part of the Obligations secured by the Shares and bear interest at the per annum rate equal to the Default Rate set forth in the Note until paid. Pledgee shall be relieved of all responsibility for the Shares upon surrendering them to Pledgor.

    4.   Pledgor's Warranties and Indemnity.

          4.1 Pledgor represents, warrants and covenants (a) that Pledgor is the lawful owner of the Shares, (b) that the Shares are fully paid and nonassessable, (c) that as of the date hereof, the Shares are free and clear of all liens, encumbrances, and security interests, other than the security interest granted by the Pledgor hereunder, and this pledge constitutes a valid and perfected security interest in the Shares enforceable against the Pledgor, (d) that the Shares are not subject to any outstanding rights of redemption or options to purchase or sell, (e) that the Pledgor has the sole right and lawful authority to pledge the Shares and otherwise to comply with the provisions hereof, (f) no litigation is pending or threatened against the Pledgor, which if adversely determined, would have a material adverse effect against the Pledgor or the Pledgee's rights in respect of the Shares, (g) that the Pledgor agrees to defend the Pledgee's title in the Shares and the security interest therein against any and all claims and demands, and (h) this Pledge Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms.

          4.2 If any adverse claim is asserted in respect of the Shares or any portion thereof, except as such may arise from the wanton or reckless acts of the Pledgee, the Pledgor agrees to indemnify the Pledgee and hold the Pledgee harmless from and against any reasonable liabilities or damages, and reasonable attorney's fees incurred by the Pledgee in exercising any right, power or remedy of the Pledgee hereunder. Any such loss, liability or expense so incurred shall be paid by the Pledgor upon demand, become part of the Obligations secured by the Shares and bear interest at the per annum rate equal to the Default Rate (as defined in the Note).

     5. Voting of Collateral. While Pledgor is not in default hereunder, Pledgor may vote the Shares, provided that said voting shall be in conformity with the Pledgor's performance under this Agreement and the Note.

     6. Dividends and Other Distributions. While Pledgor is not in default hereunder, Pledgor may receive all cash dividends, payments of principal and interest, and other distributions payable with respect to Shares, provided, however, that Pledgor shall immediately inform Pledgee of the receipt of any such dividend, payment or other distribution and shall hold the amount thereof in trust for Pledgee unless and until Pledgee shall in writing release Pledgor from such trust. Pledgor shall cause all non-cash dividends and distributions with respect to Shares to be distributed directly to Pledgee, to be held by Pledgee as additional Shares, and if any such distribution is made to Pledgor he shall receive such distribution in trust for Pledgee and shall immediately transfer it to Pledgee.

     7. Pledgor's Default. Pledgor shall be in default hereunder upon the occurrence of any of the following events:

          7.1 Any event of default shall occur under the Note;

          7.2 If any lien, encumbrance or adverse claim of any nature whatsoever is asserted with respect to any Shares;

          7.3 If any representation or warranty of Pledgor hereunder is or shall become false; or

          7.4  If Pledgor fails to fulfill any obligation hereunder.


     8. Pledgee's Rights upon Default. Upon the occurrence of any default as defined in Section 7 hereof, Pledgee may, if Pledgee so elects in its sole discretion, take any one or more of the following:

          8.1 At any time and from time to time sell, assign and deliver all or any part of the Shares, or any interest therein, at any public or private sale, for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as Pledgee in its absolute discretion may determine; provided that (i) at least ten (10) days' notice of the time and place of any such sale shall be given to Pledgor, and (ii) in the case of any private sale, such notice shall also contain the terms of the proposed sale and Pledgee shall sell the Shares proposed to be sold to any purchaser procured by Pledgor who is ready, willing and able to purchase, and who prior to the time of such sale tenders the purchase price of, such Shares on terms more favorable to Pledgee than the terms contained in such notice; provided, further, the Pledgor acknowledges that the Pledgee may be unable to effect a public sale of all or part of the Shares by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than if sold at public sales and that private sales shall be deemed to be made in a commercially reasonable manner notwithstanding that such a private sale may result in a lower sale price.

          8.2 Exercise the right to vote, the right to receive cash dividends and other distributions, and all other rights with respect to the Shares as though Pledgee were the absolute owner thereof, whether or not such rights were retained by Pledgor as against Pledgee before default; and

          8.3 Exercise all other rights available to a secured party under the Uniform Commercial Code and other applicable law.

          8.4 The rights and remedies available pursuant to this Agreement are cumulative, and not exclusive of any other rights or remedies otherwise available to the Pledgee.

     9. Application of Sale Proceeds. In the event of a sale of Shares by the Pledgee in accordance herewith, the proceeds shall first be applied to the payment of the expenses of the sale, including brokers' commissions, counsel fees, any taxes or other charges imposed by law upon the Shares or the transfer thereof and all other charges paid or incurred by Pledgee pertaining to the sale; and, second, to satisfy outstanding Obligations, in the order in which Pledgee elects in its sole discretion; and, third, the surplus (if any) shall be paid to Pledgor.

     10. Notices. All notices made or required to be made hereunder shall be sent by United States first class or certified or registered mail, with postage prepaid, or delivered by hand to Pledgee or to Pledgor at the addresses first above written. Notice by mail shall be deemed to have been made on the date when the notice is deposited in the mail.

     11. Heirs, Successors, Etc. This Agreement and all of its terms and provisions shall benefit and bind the heirs, successors, assigns, transferees, executors and administrators of each of the parties hereto.

     12. Pledgee's Forbearance. Any forbearance, failure or delay by Pledgee in exercising any right, power or remedy hereunder shall not be deemed a waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy of Pledgee shall continue in full force and effect until such right, power or remedy is specifically waived in writing by Pledgee.

     13. Further Assurances. The Pledgor covenants and agrees to execute and deliver, or cause to be executed or delivered, all such other stock powers, proxies, instruments, and documents, and will take such other action or actions as the Pledgee may reasonably request from time to time in order to carry out the provisions and purposes hereof.

     14. Termination. This Agreement and the pledge and security interest represented hereby shall terminate upon the indefeasible payment in full of the Obligations.

     15.  Miscellaneous.

          (a) This Agreement or any part thereof cannot be changed, waived, or amended except by an instrument in writing signed by Pledgee; and waiver on one occasion shall not operate as a waiver on any other occasion.


          (b) The Uniform Commercial Code and other laws of the Commonwealth of Massachusetts shall govern the construction and enforcement of this Agreement.

          (c) If any part of this Agreement or any agreement, document, or instrument executed in connection herewith shall be deemed invalid or unenforceable by a court of competent jurisdiction, the remaining provisions shall remain in full force and effect, and shall continue to be binding upon the parties.

          (d) This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument.

     16. Jurisdiction. The Pledgor irrevocably submits to the jurisdiction of the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts for the purpose of any suit, action or other proceeding brought by the Lender arising out of or relating to this Agreement, and the Pledgor waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that the Pledgor is not personally subject to the jurisdiction of the courts of the Commonwealth of Massachusetts or the United States District Court for the District of Massachusetts or that the Pledgor's property is exempt or immune from execution or attachment, either prior to judgment or in aid of execution, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper, or that this Pledge Agreement or the subject matter hereof may not be enforced in or by such court. THE PLEDGOR HEREBY WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH ALL MATTERS

CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH.

EXECUTED under seal as of the date first above written.

                    PLEDGOR:


                    /s/ Steven R. Vana-Paxhia
                    _________________________________________

                    PLEDGEE:
                    INSO CORPORATION


                    /s/ Bruce G. Hill
                    ________________________________________
                    Its: Vice President and General  Counsel
                                        EXHIBIT A

                  TO PLEDGE AGREEMENT DATED DECEMBER 16, 1997

                    Description               Number of Shares
                    ---------------------     ----------------
                    Common Stock of INSO          46,829
                    CORPORATION, a Delaware
                    Corporation